SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐ Soliciting Material Pursuant to §240.14a-12

THE TRIZETTO GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 16, 2003

Dear Fellow Stockholder:

On behalf of the Board of Directors, it is my pleasure to invite you to attend the 2003 Annual Meeting of Stockholders of The TriZetto Group, Inc. on Wednesday, May 14, 2003, at 2:00 p.m., at the Hyatt Newporter, 1107 Jamboree Road, Newport Beach, California 92660.

The Notice of Annual Meeting and Proxy Statement accompanying this letter describes the business to be conducted at the meeting and provides information about TriZetto. Also enclosed is a proxy/voting instruction card and TriZetto’s Annual Report to Stockholders.

Your vote is important. Whether or not you plan to attend the meeting, please complete, sign and return the enclosed proxy/voting instruction card promptly, or vote by telephone or over the Internet, if telephone or Internet voting is available to you. If you attend the meeting and prefer to vote in person, you may withdraw your proxy and vote your shares.

Sincerely,

Jeffrey H. Margolis

Chairman of the Board, Chief Executive Officer

and President

Notice of Annual Meeting of Stockholders

May 14, 2003

The 2003 Annual Meeting of Stockholders of The TriZetto Group, Inc. will be held at the Hyatt Newporter, 1107 Jamboree Road, Newport Beach, California 92660, on Wednesday, May 14, 2003, at 2:00 p.m., for the following purposes:

1.	To elect two Class I directors for a three-year term;

2.	To approve the amended and restated 1998 Stock Option Plan of TriZetto;

3.	To approve the amended and restated Employee Stock Purchase Plan of TriZetto;

4.	To ratify the appointment of Ernst & Young LLP as our independent public accountants for 2003; and

5.	To transact any other business that may properly come before the meeting.

Only stockholders of record at the close of business on March 28, 2003 will be entitled to vote at the Annual Meeting or any adjournment or postponement thereof.

The Annual Report to Stockholders of TriZetto for the fiscal year ended December 31, 2002 is being mailed concurrently with this proxy statement to all stockholders of record as of March 28, 2003. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy/voting instruction card sent to you. Most shareholders can also vote their shares over the Internet or by telephone. If Internet or telephone voting is available to you, instructions are printed on the voting instruction card sent to you. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying Proxy Statement.

By Order of the Board of Directors,

James J. Sullivan

Vice President, General Counsel and Secretary

April 16, 2003

Newport Beach, California

PROXY STATEMENT

GENERAL INFORMATION

The Company

The TriZetto Group, Inc. (“TriZetto” or the “Company”) offers a broad portfolio of healthcare information technology products and services that can be delivered individually or combined to create a comprehensive solution. The Company provides leading proprietary and third-party software products, outsourced services and strategic and implementation consulting. TriZetto is focused on three healthcare markets: payers, benefit administrators and physician groups. Our corporate offices are located at 567 San Nicolas Drive, Suite 360, Newport Beach, California 92660. Our telephone number is 949-719-2200 and our corporate website address is www.trizetto.com.

Proxy Solicitation

On April 16, 2003, we began mailing these proxy materials to all stockholders of record at the close of business on March 28, 2003. We have sent this Proxy Statement to you because the Board of Directors of the Company is requesting your proxy to vote at the 2003 Annual Meeting and at any adjournment or postponement of such meeting. Solicitation of proxies is expected to be made primarily by mail. However, our directors, officers and employees may communicate with stockholders, brokerage houses and others by telephone or in person to request that proxies be furnished. We may reimburse banks, brokers, custodians, nominees, fiduciaries and others for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of the shares held by them.

Voting

Registered holders may vote on matters presented at the Annual Meeting in the following ways:

•	By proxy—You may complete the proxy card and mail it in the postage-paid envelope provided; or

•	In person—You may attend the Annual Meeting and cast your vote there.

If you are a beneficial owner whose shares are held in “street-name” by a bank, broker or other holder of record, please refer to your voting instruction card and other information forwarded by such record holder for ways to vote. In addition to voting in person or by returning a proxy or instruction card by mail, you may be able to vote by proxy using the Internet or a telephone number. If Internet or telephone voting is available, a control number, located on your instruction card, should have been assigned to you to verify your identity and to allow you to vote your shares. Please be aware that if you vote by telephone or over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible.

Regardless of the method, if you vote by proxy, the individuals named on the enclosed proxy card will vote your shares in the way that you indicate. When completing the proxy card or Internet or telephone processes, you may specify whether your shares should be voted for or against or to abstain from voting on all, some or none of the following:

1.	Election of two Class I directors for a three-year term;

2.	Approval of the amended and restated 1998 Stock Option Plan of TriZetto;

3.	Approval of the amended and restated Employee Stock Purchase Plan of TriZetto; and

4.	Ratification of the appointment of Ernst & Young LLP as our independent public accountants for 2003.

If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed proxy will be voted as the Board of Directors recommends. If you choose to vote by mailing a proxy card, your proxy card must be filed with the Corporate Secretary of the Company prior to or at the commencement of the Annual Meeting.

Voting by sending in a signed proxy will not prevent you from attending the Annual Meeting and voting in person. You have the right to revoke a proxy at any time before it is exercised, (a) by executing and returning a later dated proxy, (b) by giving written notice of revocation to TriZetto’s Corporate Secretary at 567 San Nicolas Drive, Suite 360, Newport Beach, California 92660 or (c) by attending the Annual Meeting and voting in person.

Record Date, Quorum and Voting Requirements

Only holders of record of TriZetto common stock at the close of business on March 28, 2003 will be eligible to vote at the Annual Meeting. As of the close of business on March 28, 2003, TriZetto had 46,202,718 shares of common stock outstanding. Each share of common stock is entitled to one vote.

A quorum of shares is necessary to hold a valid stockholders’ meeting. TriZetto’s bylaws provide that a majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum at meetings of shareholders. Shares for which an “abstention” from voting is observed, as well as shares that a broker holds in “street name” and votes on some matters but not others (“broker non-votes”), will be counted for purposes of establishing a quorum.

Directors will be elected by a plurality of votes cast at the Annual Meeting. This means that the two nominees for director who receive the most votes will be elected. If you are present at the meeting but do not vote for a particular nominee, or if you have given a proxy and properly withheld authority to vote for a nominee, or if there are broker non-votes, the shares withheld or not voted will not be counted for purposes of the election of directors.

For each other item, the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for approval. If you are present at the meeting but do not vote on any of these proposals, or if you have given a proxy and abstain on any of these proposals, this will have the same effect as if you voted against the proposal. If there are broker non-votes on the issue, the shares not voted will have no effect on the outcome of the proposal.

Security Ownership of Management and Certain Beneficial Owners

The following table shows the number of shares of common stock beneficially owned as of March 17, 2003 by (a) each person (or group of affiliate persons) who is known by us to beneficially own 5% or more of our outstanding common stock, (b) each of our directors, (c) each of the Named Executive Officers listed in the Summary Compensation Table below and (d) all current directors and executive officers of the Company as a group. The information in the table is based upon information provided to us by each director, executive officer and person known by us to hold 5% or more of our outstanding common stock.

	Number of Shares Beneficially Owned(2)
Name and Address of Beneficial Owners(1)	Number	% of Class
IMS Health Incorporated	12,142,857	26.3%
1499 Post Road
Fairfield, CT 06824
Wellington Management Company, LLP(3)	5,660,180	12.3%
75 State Street
Boston, MA 02109
Dimensional Fund Advisors Inc.(4)	2,378,092	5.1%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
David M. Thomas (5)	12,148,982	26.3%
Jeffrey H. Margolis (6)	2,711,800	5.9%
Paul F. LeFort(7)	54,525	<1%
Donald J. Lothrop(8)	27,855	<1%
Eric D. Sipf(9)	16,625	<1%
Willard A. Johnson, Jr.(10)	15,025	<1%
Lois A. Evans	—	<1%
Thomas B. Johnson	—	<1%
Daniel J. Spirek(11)	363,900	<1%
Anthony Bellomo(12)	240,062	<1%
John E. Kao(13)	158,720	<1%
Michael J. Sunderland(14)	141,521	<1%
All executive officers and directors as a group (14 persons)(15)	15,442,265	33.1%

(1)	Unless otherwise indicated, the business address of such stockholder is c/o The TriZetto Group, Inc., 567 San Nicolas Drive, Suite 360, Newport Beach, California 92660.
(2)	The beneficial ownership is calculated based on 46,202,718 shares of our common stock outstanding as of March 17, 2003. Beneficial ownership is determined in accordance with SEC rules. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable within 60 days of March 17, 2003 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage of each other person. To our knowledge, except pursuant to applicable community property laws and as otherwise set forth below, the persons named in the table have sole voting and investment power with respect to the shares set forth opposite such person’s name.
(3)	Wellington Management Company, LLP has shared voting power with respect to 3,763,380 shares and shared investment power with respect to 5,660,180 shares.
(4)	Dimensional Fund Advisors Inc. has sole voting and investment power with respect to 2,378,092 shares. It disclaims beneficial ownership of these shares.
(5)	Consists of 12,142,857 shares held by IMS Health Incorporated. Mr. Thomas is the Chairman of the Board and Chief Executive Officer of IMS Health Incorporated and disclaims beneficial ownership of such shares. Also includes Mr. Thomas’ options for 6,125 shares of common stock, which are exercisable within 60 days of March 17, 2003.
(6)	1,865,400 shares are held by Jeffrey H. Margolis and his wife, in their capacities as trustees of the Margolis Family Trust, over which the trustees have shared voting power. 204,000 shares are held in two additional trusts over which Mr. Margolis has sole voting power and Mr. Margolis disclaims beneficial ownership in 102,000 of such shares. Includes options for 550,000 shares of common stock granted by Raymond D. Croghan to Mr. Margolis, which are immediately exercisable. Also includes Mr. Margolis’ options for 67,400 shares of common stock, which are exercisable within 60 days of March 17, 2003.
(7)	Includes options for 13,625 shares of common stock, which are exercisable within 60 days of March 17, 2003. Also includes 21,000 shares held by Mr. LeFort’s wife, as trustee of a trust of which she is the sole beneficiary, and Mr. LeFort disclaims beneficial ownership of such shares.
(8)	Includes options for 4,875 shares of common stock, which are exercisable within 60 days of March 17, 2003.
(9)	Includes options for 8,625 shares of common stock, which are exercisable within 60 days of March 17, 2003.
(10)	Includes options for 8,625 shares of common stock, which are exercisable within 60 days of March 17, 2003.
(11)	Includes options for 104,900 shares of common stock, which are exercisable within 60 days of March 17, 2003.
(12)	Includes 92,562 shares of restricted common stock and options for 127,500 shares of common stock, which are exercisable within 60 days of March 17, 2003.
(13)	Includes 76,220 shares of restricted common stock and options for 62,500 shares of common stock, which are exercisable within 60 days of March 17, 2003.
(14)	Includes options for 42,500 shares of common stock, which are exercisable within 60 days of March 17, 2003.
(15)	Includes 268,782 shares of restricted common stock and options for 459,925 shares of common stock, which are exercisable within 60 days of March 17, 2003.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership of, and transactions in, our securities with the Securities and Exchange Commission (the “SEC”). These reports are commonly referred to as Form 3, Form 4 and Form 5 reports. Such directors, executive officers and 10% stockholders are also required to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of the copies of Forms 3, 4 and 5 furnished to us, or written representations that no annual Form 5 reports were required, we believe that all forms required under Section 16(a) of the Exchange Act applicable to our directors, executive officers and any persons holding 10% or more of our common stock were timely filed with respect to our fiscal year ended December 31, 2002.

PROPOSAL ONE

ELECTION OF DIRECTORS

Our Board of Directors currently consists of eight directors, divided into three classes. Directors in each class serve a staggered term of three years. The term of the Class I directors, Willard A. Johnson, Jr. and Paul F. LeFort, expires at the Annual Meeting of Stockholders in 2003. The term of the Class II directors, Lois A. Evans, Thomas B. Johnson and David M. Thomas, expires at the Annual Meeting of Stockholders in 2004. The term of the Class III directors, Jeffrey H. Margolis, Donald J. Lothrop and Eric D. Sipf, expires at the Annual Meeting of Stockholders in 2005.

The Board of Directors proposes that Willard A. Johnson, Jr. and Paul F. LeFort be elected at the 2003 Annual Meeting to serve as Class I directors for a three-year term expiring at the 2006 Annual Meeting. Unless you otherwise instruct, the enclosed proxy will be voted in favor of Willard A. Johnson, Jr. and Paul F. LeFort, both of whom are now Class I directors. If either Mr. Johnson or Mr. LeFort becomes unavailable to serve for any reason before the election, the enclosed proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the Board of Directors. The Board has no reason to believe that either Mr. Johnson or Mr. LeFort will be unavailable to serve.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE

ELECTION OF WILLARD A. JOHNSON, JR. AND PAUL F. LEFORT

The names and certain information concerning the nominee directors standing for election at the 2003 Annual Meeting and the other continuing members of our Board of Directors are set forth below. Each of the nominee directors have been nominated for election by the Company’s Nominating Committee.

Directors Standing for Election

Class I Directors

Willard A. Johnson, Jr., 57, has been a director since October 2000. For most of the period from June 1975 until he retired in August 1998, Mr. Johnson served in various positions for Andersen Consulting (now known as Accenture), including his final position as Office Managing Partner (Denver). During most of his 24-year career with Accenture, Mr. Johnson provided information technology expertise to the healthcare industry. Mr. Johnson received his B.A. in Psychology from Dartmouth College in 1968 and his M.B.A. from Harvard Business School in 1975.

Paul F. LeFort, 62, has been a director since April 1999. From October 1995, until he retired in January 2000, Mr. LeFort served as the Chief Information Officer for UnitedHealth Group, a health and well being company. Mr. LeFort is currently performing independent consulting services to a variety of venture capital firms and healthcare-related organizations. From November 1994 to October 1995, Mr. LeFort was the Senior Vice President and Chief Information Officer for The MetraHealth Companies, Inc., jointly owned by Travelers Insurance Company and Metropolitan Life Insurance Company. From 1975 to 1994, Mr. LeFort served as a senior partner at Deloitte & Touche Management Consulting for Health Care Information Systems, subsequently Deloitte Consulting. Mr. LeFort received his B.S. in Physics and Economics from Boston College in 1962.

Directors Continuing in Office

Class II Directors

Lois A. Evans, 51, has been a director since March 2003. From May 1977 until she retired in June 2002, Ms. Evans served in various positions with Deloitte Consulting, including Managing Partner of the Southern California and Washington D.C. practices and Lead Client Service Partner for major healthcare industry clients such as Kaiser Permanente, Blue Shield of California, Blue Cross of California and Duke University Medical Center. Ms. Evans received her B.A. in Economics in 1973 and her M.A. in Architecture and Urban Planning in 1975, both from the University of California at Los Angeles.

Thomas B. Johnson, 64, has been a director since March 2003. From October 1995 until he retired in March 2001, Mr. Johnson served as an officer of CNA Financial Corporation and held such positions as Group Vice President of Provider Markets and Chairman and Chief Executive Officer of CNA Health Partners, Inc. Mr. Johnson is currently performing independent consulting services for organizations in the healthcare industry. From July 1964 to September 1995, Mr. Johnson held various positions with Deloitte & Touche, concluding with

Partner, Management Consulting. During most of his 31-year career with Deloitte & Touche, Mr. Johnson provided management and financial consulting services to healthcare industry clients. He received his B.S. in Industrial Engineering from Northwestern University in 1962 and his M.B.A. in Accounting and Finance from the University of Chicago in 1964. Mr. Johnson received his Certified Public Accountant certificate from the State of Illinois in 1965.

David M. Thomas, 53, has been a director since January 2001. Since November 2000, Mr. Thomas has served as Chief Executive Officer and Chairman of the Board of IMS Health Incorporated, a leading provider of information solutions to the pharmaceutical and healthcare industries. From January 1998 to October 2000, Mr. Thomas served as Senior Vice President and Group Executive for IBM and was responsible for the global Personal Systems Group. From January 1996 to January 1998, Mr. Thomas served as General Manager, Global Industries, for IBM and was responsible for sales and support of top customers of IBM. From August 1995 to January 1996, Mr. Thomas was General Manager of IBM North America. Prior to 1995, Mr. Thomas held various executive positions at IBM; he originally joined IBM in 1972 as a marketing representative. Mr. Thomas serves on the board of directors of three public companies: IMS Health Incorporated, MONY Group, Inc., and Fortune Brands. Mr. Thomas received his B.S. in Industrial Engineering in 1971 and his M.S. in Engineering in 1972, both from the University of Florida. IMS Health Incorporated has a contractual right to designate one individual to be a Class II director. Mr. Thomas has been designated by IMS Health Incorporated to be its nominee on TriZetto’s Board of Directors. Under the Stockholder Agreement between IMS Health Incorporated and TriZetto, IMS has the right to designate one individual to be a Class II director of TriZetto.

Class III Directors

Jeffrey H. Margolis, 39, is our co-founder and has served as our Chief Executive Officer, President and Director since inception. In August 1999, Mr. Margolis was named Chairman of the Board. From July 1994 to February 1997, Mr. Margolis served as Senior Vice President and Chief Information Officer of FHP International Corporation, a managed care organization. From November 1992 to June 1994, Mr. Margolis served as Vice President and Chief Information Officer of TakeCare, Inc., a managed care organization. From September 1989 to October 1992, Mr. Margolis held various executive positions, including Vice President and Chief Operating Officer of Comprecare, a managed care organization. From June 1984 to September 1989, Mr. Margolis served in various positions with Andersen Consulting (now known as Accenture), including his final position as Manager, Healthcare Consulting. Mr. Margolis received his B.S. in Business Administration—Management Information Systems from the University of Illinois at Urbana-Champaign in 1984. Mr. Margolis received a Certified Public Accountant certification from the State of Illinois in 1984 and from the State of Colorado in 1988.

Donald J. Lothrop, 43, has been a director since April 1998. Mr. Lothrop has been a General Partner of Delphi Management Partners II, L.P. since July 1994, a Managing Member of Delphi Management Partners III, L.L.C. since March 1995, a Managing Member of Delphi Management Partners IV, L.L.C. since October 1997 and a Managing Member of Delphi Management Partners V, L.LC. since April 2000, all of which are venture capital firms. From January 1991 to June 1994, Mr. Lothrop was a Partner of Marquette Venture Partners, a venture capital firm, where he focused on the healthcare industry. From 1989 to 1990, Mr. Lothrop worked at Bain & Company, Inc., a management consulting firm. Mr. Lothrop received his B.S. in Accounting from Pennsylvania State University in 1981 and his M.B.A. from Harvard Business School in 1989.

Eric D. Sipf, 54, has been a director since October 2000. From February 1997 until he retired in December 2000, Mr. Sipf was President and Chief Executive Officer of PacifiCare of Colorado and Regional Vice President (Colorado, Ohio and Kentucky) of PacifiCare Health Systems, a managed care organization. From July 1994 to February 1997, Mr. Sipf served as Senior Vice President, Eastern Division, of FHP International Corporation, a managed care organization, as well as President and Chief Executive Officer of FHP of Colorado. From January 1985 to June 1994, Mr. Sipf served as President and Chief Executive Officer of Comprecare, Inc., a managed care organization. From September 1993 to June 1994, Mr. Sipf served as President and Chief Executive Officer of TakeCare of Colorado, a managed care organization. Mr. Sipf received his B.S. in Business Administration from Indiana University in 1970. Mr. Sipf received his Certified Public Accountant certificate from the State of Indiana in 1979.

General Information

Board of Directors

Our Board of Directors is responsible for supervision of the overall affairs of the Company. To assist in carrying out its duties, the Board has delegated authority to several committees. During 2002, our Board held eight meetings (including telephonic meetings). Each incumbent director who served during this period attended at least 75% of the aggregate number of meetings of the Board and the number of meetings held by all committees of the Board on which he served.

Committees of the Board

The Board of Directors has three standing committees:

•	Audit Committee;

•	Compensation Committee; and

•	Nominating Committee.

Our Board of Directors is committed to effective corporate governance practices. The Board’s corporate governance principles address a number of important issues such as:

•	Selection and monitoring of the performance of senior management;

•	Qualifications for Board membership;

•	Functioning of the Board; and

•	Committee responsibilities.

Our Board of Directors and management have reviewed the provisions of the Sarbanes-Oxley Act of 2002, the related rules of the SEC and the proposed Nasdaq Listing Standards regarding corporate governance policies and procedures. We believe that our corporate governance principles and committee charters meet current requirements and reflect high standards of corporate governance. We continue to review our corporate governance documents and will amend them as necessary as final regulations are adopted and interpreted. In the interim, we are requiring our key employees to ensure that our reporting practices meet the highest standard of ethics and integrity. Violations can lead to disciplinary action, up to and including termination of employment.

The Audit Committee of the Board currently is comprised of four directors selected by our Board. The current members of the Audit Committee are Thomas B. Johnson, Willard A. Johnson, Jr., Paul F. LeFort and David M. Thomas. Willard A. Johnson, Jr. joined TriZetto’s Audit Committee in January 2003, replacing Sharon D. Garrett, who served on the Board of Directors and the Audit Committee from March 13, 2002 to November 23, 2002. Ms. Garrett resigned from TriZetto’s Board upon her appointment as Executive Vice President, Enterprise Services for PacifiCare Health Systems, Inc. Thomas B. Johnson joined TriZetto’s Audit Committee in April 2003.

The Board has determined that Thomas B. Johnson is an “audit committee financial expert” as such term is defined in new rules of the SEC and that each member of the Audit Committee is financially literate as defined in the Nasdaq Listing Standards. In addition, except for David M. Thomas, each member of the Audit Committee is “independent” as such term is defined in new rules of the SEC and is an “independent director” as such term is defined in the Nasdaq Listing Standards. Because Mr. Thomas is employed by IMS Health Incorporated, our largest single shareholder, he is not considered independent under either the rules of the SEC, which become effective in 2004, or the Nasdaq Listing Standards. Currently, he qualifies under the exception to the Nasdaq Listing Standards because the Board believes that his service on the Audit Committee it is in the best interests of the Company and its stockholders. Later this year, it is expected that Thomas B. Johnson will be appointed as Chairman of the Audit Committee and that Mr. Thomas will resign as a member of the Audit Committee because of his relationship with IMS.

The Audit Committee acts pursuant to the written Audit Committee Charter approved by the Board of Directors. Pursuant to its Charter, the Audit Committee is authorized to handle all matters that it deems appropriate regarding our independent public accountants and to otherwise communicate and act upon matters relating to the review and audit of our books and records, including the scope of the annual audit and the accounting methods and systems to be utilized by us. The Audit Committee held four meetings during the fiscal year ended December 31, 2002.

The Compensation Committee of the Board currently is comprised of three directors selected by our Board. The current members of the Compensation Committee are Paul F. LeFort (Chairman), Lois A. Evans and Donald J. Lothrop. Lois A. Evans joined TriZetto’s Compensation Committee in April 2003. Each member of the Compensation Committee is an independent director as defined in the Nasdaq Listing Standards. The functions of the Compensation Committee include advising the Board on officer and employee compensation. The Compensation Committee establishes and reviews all compensation programs for our executive officers and other key employees. The Compensation Committee held six meetings (including telephonic meetings) during the fiscal year ended December 31, 2002.

The Nominating Committee of the Board currently is comprised of two directors selected by our Board. The current members of the Nominating Committee are Donald J. Lothrop (Chairman) and Willard A. Johnson, Jr. Each member of the Nominating Committee is an independent director as defined in the Nasdaq Listing Standards. The Nominating Committee is authorized to seek, identify and recommend candidates for election to the Board of Directors and to recommend membership on the committees. The Nominating Committee was established by the Board of Directors on December 19, 2002 and did not hold any meetings during the fiscal year ended December 31, 2002; it has held four meetings since January 1, 2003. Stockholders may recommend nominees for membership on the Board of Directors to the Nominating Committee by submitting the names in writing to: James J. Sullivan, Vice President, General Counsel and Secretary, The TriZetto Group, Inc., 567 San Nicolas Drive, Suite 360, Newport Beach, California 92660. TriZetto’s bylaws specify certain time limitations, notice requirements and other procedures applicable to the submission of nominations before an Annual or Special Meeting, which are described in the section entitled “Shareholder Proposals” beginning on page 27.

Compensation of Directors

Each of our non-employee directors received $1,000 in fees for each Board meeting they attended in person during 2002. In addition, Paul F. LeFort received an additional $7,500 and Willard A. Johnson, Jr., Donald J. Lothrop, Eric D. Sipf and David M. Thomas each received an additional $5,000 for their Board and committee services during 2002. Beginning 2003, non-employee directors will receive an annual retainer of $15,000, paid quarterly, for serving on the Board and an annual retainer of $7,500, also paid quarterly, for each committee on which he or she sits. The Chairman of the Audit Committee will receive an additional annual retainer of $7,500, paid quarterly. Our directors are reimbursed for various expenses incurred in connection with attendance at Board and committee meetings.

Each of our directors is eligible to receive stock option grants under our 1998 Stock Option Plan. During 2002, Willard A. Johnson, Jr., Paul F. LeFort and Eric D. Sipf each received an option to purchase a total of 4,500 shares of our common stock. In addition, David M. Thomas received an option to purchase 14,500 shares of our common stock, and Donald J. Lothrop received two options to purchase an aggregate of 24,500 shares of our common stock. The options described above vest in 25% increments on each of the four annual anniversaries of the date of grant. Beginning 2003, it is expected that each of our non-employee directors will receive an annual stock option grant to purchase a total of 7,500 shares of our common stock.

COMPENSATION OF EXECUTIVE OFFICERS

Executive Officers

Information regarding Jeffrey H. Margolis, our Chief Executive Officer and President, is set forth above under Directors Continuing in Office—Class III Directors. The names and certain information concerning our other executive officers are set forth below.

Anthony Bellomo, 49, joined us in October 2000 as Executive Vice President and Division President of HealtheWare, our application software unit. From March 1994 to October 2000, Mr. Bellomo served as President of Erisco Managed Care Technologies, Inc. (“Erisco”), a managed care software development company that we acquired in October 2000. Prior to being named President of Erisco, Mr. Bellomo held various positions with Erisco since 1977. He received his B.S. in Systems Engineering from Polytechnic Institute of New York in 1975.

Patricia E. Gorman, 47, joined us in February 2003 as our Executive Vice President and Division President of Business Solutions. From August 2000 to February 2002, Ms. Gorman served as Executive Vice President of Corporate Operations for Time Warner Telecom. From June 1977 to July 2000, Ms. Gorman held various positions with AT&T. She received her B.S in Marketing from Fairleigh Dickinson University in 1977 and her M.B.A. from Seton Hall in 1986.

John E. Kao, 41, joined us in December 2001 and was appointed Executive Vice President and Chief Revenue Officer in January 2002. From January 2001 to December 2001, Mr. Kao served as General Partner and Chief Financial Officer of Marketocracy, Inc., a mutual fund management company. From February 1997 to December 2000, Mr. Kao served in various positions with PacifiCare Health Systems, Inc., a health maintenance organization, including his final position as President and Chief Executive Officer, Ventures Division. From March 1995 to February 1997, Mr. Kao served as Vice President, Mergers and Acquisitions of FHP International, Inc., a managed care organization. From September 1987 to March 1995, Mr. Kao served as Director, Investment Banking of Bankamerica Securities, Inc., a division of Bank of America. Mr. Kao received his B.S. in Finance from Santa Clara University in 1983 and his M.B.A. in Finance from the University of California at Los Angeles in 1987.

Daniel J. Spirek, 36, joined us in May 1997 as our Vice President, Supplemental Management Services. From June 1999 to January 2000, Mr. Spirek served as our Senior Vice President, Professional Services Group (now known as Transformation Services). In February 2000, Mr. Spirek was promoted to Executive Vice President of our transformation services group. In July 2000, Mr. Spirek was promoted to Division President, Business Solutions, our hosting and consulting business. In January 2003, Mr. Spirek was named Division President, Transformation Services. From July 1994 to May 1997, Mr. Spirek served as Vice President, Information Services for FHP/PacifiCare, a managed care organization. Prior to July 1994, Mr. Spirek held various information technology management positions at TakeCare, Inc. and Comprecare, Inc., managed care organizations, and a consulting position at Andersen Consulting (now known as Accenture). Mr. Spirek received his B.S. in Information Management Systems from the University of Colorado in 1988.

James J. Sullivan, 45, joined us as our Vice President of Legal Affairs in July 2001 and was appointed General Counsel and Secretary in July 2002. Before joining TriZetto, Mr. Sullivan ran a legal and consulting practice focused on general corporate and securities law for technology and emerging-growth companies. From March 1997 to June 2000, Mr. Sullivan was Senior Vice President, General Counsel and Secretary of Long Beach Financial Corporation and its wholly owned subsidiary, Long Beach Mortgage Company, a sub-prime mortgage lender. From July 1991 to March 1997, Mr. Sullivan served as Vice President and Legal Counsel of American Savings Bank, F.A. From October 1985 to March 1987, Mr. Sullivan was employed as an associate at the law firm of Gibson, Dunn & Crutcher LLP. Mr. Sullivan began his career with Arthur Young & Company, now Ernst & Young LLP, where he was employed as an accountant from 1980 to 1982. Mr. Sullivan received his B.A. in Business Administration from the University of Southern California in 1980 and his J.D. from Loyola Law School of Los Angeles in 1985. He received his Certified Public Accountant certification from the State of California in 1982.

Michael J. Sunderland, 48, joined us as our Vice President of Finance and Chief Financial Officer in May 1999. In August 1999, Mr. Sunderland was named our Senior Vice President of Finance. From May 1998 to April 1999, Mr. Sunderland was an independent healthcare consultant. From March 1996 to May 1998, Mr. Sunderland served as the Vice President and Chief Financial Officer of Health Net, a California subsidiary of Foundation Health Systems, Inc., a managed care organization. From April 1994 to March 1996, Mr. Sunderland was the Chief Financial Officer of Diagnostic Imaging Systems, Inc., a publicly held medical imaging company. Prior to 1994, Mr. Sunderland held various executive and management positions in finance for Paragon Ambulatory Surgery, Inc., Care Enterprises, Inc., Shamrock Investments, American Medical International, Inc. and Coopers & Lybrand. Mr. Sunderland received his B.S. in Accounting from Loyola Marymount University in 1977. He received his Certified Public Accountant certification from the State of California in 1980.

Compensation

The following table sets forth the compensation earned during the three fiscal years ended December 31, 2000, 2001 and 2002 by our Chief Executive Officer and our four other most highly compensated executive officers who were serving as executive officers at December 31, 2002 and whose total salary and bonus during such year exceeded $100,000 (collectively, the “Named Executive Officers”).

Summary Compensation Table

				Long Term Compensation Awards
		Annual Compensation(1)		Restricted Stock Awards	Securities Underlying Options(#)	All Other Compensation(2)
Name and Principal Position	Year	Salary	Bonus
Jeffrey H. Margolis	2002	$355,000	$365,000	—	149,000	$5,500
Chairman of the Board,	2001	$300,000	$190,000	—	106,900	$5,100
Chief Executive Officer and	2000	$275,000	$210,000	—	48,400	—
President

John E. Kao(3)	2002	$260,000	$179,000	$1,000,000	50,000	—
Executive Vice President and	2001	$5,000	—	—	250,000	—
Chief Revenue Officer	2000	—	—	—	—	—

Anthony Bellomo(4)	2002	$260,000	$175,000	—	50,000	$5,500
Division President,	2001	$250,000	$187,500	—	50,000	$5,100
HealtheWare	2000	$62,500	$160,000	$1,400,000	220,000	—

Daniel J. Spirek	2002	$260,000	$175,000	—	50,000	$5,500
Division President,	2001	$250,000	$100,000	—	55,800	$5,100
Transformation Services	2000	$235,311	$122,000	—	24,000	—

Michael J. Sunderland	2002	$220,000	$140,000	—	40,000	$5,500
Senior Vice President and	2001	$190,000	$100,000	—	5,200	$5,100
Chief Financial Officer	2000	$179,460	$80,000	—	4,800	—

(1)	The table does not reflect certain personal benefits that in the aggregate are less than the lower of $50,000 or 10% of each Named Executive Officer’s annual salary and bonus. Mr. Margolis’ compensation excludes $29,875 of loan forgiveness in 2000, $28,250 of loan forgiveness in 2001, and $26,625 of loan forgiveness in 2002.
(2)	Company matching contribution to The TriZetto Group, Inc. 401(k) Plan.
(3)	The information for 2001 set forth above for Mr. Kao, who joined us in December 2001, reflects the salary earned during December 2001. As an inducement to join the Company, Mr. Kao was granted 76,220 shares of restricted stock on January 1, 2002, based upon a closing price of $13.12 on December 31, 2001. The year-end 2002 value of these shares was $467,991, based upon a closing price of $6.14 on December 31, 2002. One-fourth of the shares of restricted stock vested on January 1, 2003 and one-fourth will vest on each of the second, third and fourth anniversaries of the date of grant if Mr. Kao is performing continued service for TriZetto or any of its subsidiaries on such date. If we pay dividends on our common stock, Mr. Kao will be entitled to receive corresponding dividends on his shares of restricted stock.
(4)	The information for 2000 set forth above for Mr. Bellomo, who joined us in October 2000, reflects the salary earned from October to December 31, 2000. On October 2, 2000, Mr. Bellomo was granted 92,562 shares of restricted stock, based upon a closing price of $15.125. The year-end 2002 value of these shares was $568,331, based upon a closing price of $6.14 on December 31, 2002. One-sixth of the shares of restricted stock vested on each of October 2, 2001 and October 2, 2002, the first and second anniversaries of the date of grant. An additional one-sixth will vest on the third anniversary of the grant date if Mr. Bellomo is performing continued service for TriZetto or any of its subsidiaries on such date. An additional one-sixth of the shares vested on each of December 31, 2001 and December 31, 2002. The last one-sixth will vest on December 31, 2003 if Mr. Bellomo is performing continued service for TriZetto or any of its subsidiaries on such date and if Erisco meets certain revenue and operating income goals for the year. If we pay dividends on our common stock, Mr. Bellomo will be entitled to receive corresponding dividends on his shares of restricted stock.

Option Grants

The following table sets forth certain information concerning grants of options to each of our Named Executive Officers during the fiscal year ended December 31, 2002.

Option Grants in Last Fiscal Year

(Individual Grants)

Name	Number of Securities Underlying Options Granted		% of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Share)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
						5%	10%
Jeffrey H. Margolis	79,000	(1)	6.83%	$12.50	1/28/12	$621,033	$1,573,821
	60,000	(2)	5.19%	$12.50	1/28/12	$471,671	$1,195,307
	10,000	(1)	<1%	$7.50	7/16/12	$47,167	$119,531

John E. Kao	25,000	(1)	2.16%	$15.00	12/31/11	$235,835	$597,653
	25,000	(1)	2.16%	$13.12	12/31/11	$206,277	$522,748

Anthony Bellomo	30,000	(2)	2.60%	$12.50	1/28/12	$235,835	$597,653
	20,000	(1)	1.73%	$12.50	1/28/12	$157,224	$398,436

Daniel J. Spirek	30,000	(2)	2.60%	$12.50	1/28/12	$235,835	$597,653
	20,000	(1)	1.73%	$12.50	1/28/12	$157,224	$398,436

Michael J. Sunderland	20,000	(2)	1.73%	$12.50	1/28/12	$157,224	$398,436
	20,000	(1)	1.73%	$12.50	1/28/12	$157,224	$398,436

(1)	Options vest in 25% increments on each of the first four annual anniversaries of the date of grant.
(2)	Options vest on January 29, 2009, but may vest earlier in 25% increments for each 25% increase in the closing price of our common stock above $12.50 and if certain other conditions are met.

The figures above represent options granted pursuant to our 1998 Stock Option Plan. We granted options to purchase a total of 1,155,850 shares of common stock during 2002. All of the option grants to our Named Executive Officers were granted for ten-year terms at an exercise price equal to the fair market value of TriZetto’s common stock on the date of grant, except for the option granted to Mr. Kao at an exercise price of $15.00, which was $1.88 above the fair market value of TriZetto’s common stock on the date of grant.

The potential realizable value represents amounts, net of exercise price before taxes, that may be realized upon exercise of the options immediately prior to the expiration of their terms assuming appreciation of 5% and 10%, compounded annually, over the option term. The 5% and 10% are calculated based on rules promulgated by the SEC and do not reflect our estimate of future stock price growth. The actual value realized may be greater or less than the potential realizable value set forth in the table.

Option Exercises

The following table sets forth the values for all options held by our Named Executive Officers at December 31, 2002. The values for “in the money” options represent the positive spread between the exercise prices of existing stock options and the price of our common stock on December 31, 2002 ($6.14 per share).

Option Exercises in Last Fiscal Year and

Fiscal Year-End Option Values

Name	Number of Shares Acquired on Exercise	Dollar Value Realized	Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year End
			Exercisable	Unexercisable	Exercisable	Unexercisable
Jeffrey H. Margolis	150,000	$840,000	65,925	263,375	$146,625	$0
John E. Kao	—	—	50,000	250,000	$0	$0
Anthony Bellomo	—	—	122,500	197,500	$0	$0
Daniel J. Spirek	—	—	95,950	108,850	$441,750	$0
Michael J. Sunderland	32,500	$292,500	3,700	78,800	$0	$183,300

Equity Compensation Plan Information

The following table provides information, as of December 31, 2002, relating to our equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders
1998 Stock Option Plan(1)	6,084,484	$12.13	2,515,414	(2)
Equity compensation plans not approved by security holders
RIMS Stock Option Plan(3)	293,747	$6.82	6

Total	6,378,231	$11.89	2,515,420	(2)

(1)	The principal features of the 1998 Stock Option Plan are described in Proposal Two, beginning on page 19.
(2)	Includes 112,109 shares of TriZetto common stock reserved for issuance under TriZetto’s Employee Stock Purchase Plan. The principal features of the Employee Stock Purchase Plan are described in Proposal Three, beginning on page 23.
(3)	In December 2000, TriZetto acquired all of the capital stock of Resource Information Management Systems, Inc., an Illinois corporation (“RIMS”). In connection with this acquisition, TriZetto adopted the RIMS Stock Option Plan (the “RIMS Option Plan”), which was based upon RIMS’ existing non-statutory stock option plan. Under the RIMS Option Plan, non-statutory options may be granted to any employee, director, consultant or advisor of RIMS or any affiliate. The exercise price must equal or exceed the fair market value of TriZetto’s common stock on the trading day immediately preceding the grant date. The RIMS Option Plan terminates on January 1, 2009, except that TriZetto may terminate options granted under the RIMS Option Plan within 14 days after notice of a business combination, as defined in the plan, involving TriZetto and any other entity. TriZetto’s Compensation Committee administers the RIMS Option Plan. If any option granted under the RIMS Option Plan expires without being exercised in full, the unpurchased shares subject to the option will become available for future grant.

Not included in the above table are individual grants of restricted common stock made by TriZetto to employees and non-employees during 2000, 2001 and 2002, either in connection with acquisitions, as a bonus for performance, to encourage continued service by certain employees and non-employees, or as an inducement for an executive officer to join TriZetto. The restricted stock grants, which aggregate 463,268 shares of outstanding common stock, were approved by the Board of Directors, but not by the stockholders, of the Company and are each evidenced by a restricted stock agreement between TriZetto and the grantee. The restricted stock vests in either two, three or four equal annual installments, as long as the grantee continues to provide service to TriZetto or one of its subsidiaries as of the date of vesting. Certain of the restricted shares are subject to other vesting requirements as well. In accordance with the terms of the restricted stock agreement entered into with each grantee, the shares are issued and held by TriZetto, subject to the completion of the vesting provisions. As of December 31, 2002, a total of 207,588 shares of restricted common stock is held by TriZetto and is subject to forfeiture and cancellation upon the termination of employment of the grantee.

Employment and Change in Control Agreements

We have an employment contract with Jeffrey H. Margolis. We do not have any other employment contracts with our Named Executive Officers.

Mr. Margolis’ most recent employment agreement became effective on January 1, 2002 and has a term of three years, expiring on December 31, 2004. The agreement was amended, effective as of July 1, 2002, to increase Mr. Margolis’ annual base salary from $310,000 to $400,000. Mr. Margolis is entitled to participate in a bonus plan as recommended by our Compensation Committee. TriZetto pays or reimburses Mr. Margolis for all reasonable and necessary out-of-pocket expenses he incurs in the performance of his duties. If Mr. Margolis is terminated without cause or if he voluntarily terminates for good reason, he is entitled to severance pay in the amount equal to two times his then current annual base salary. Mr. Margolis may participate in all employee benefit plans or programs generally available to our employees, with the exception of TriZetto’s Employee Stock Purchase Plan. As a greater than 5% owner of our outstanding common stock, Mr. Margolis is ineligible to participate in the Employee Stock Purchase Plan.

We have entered into Change in Control Agreements with certain of our officers. These agreements provide for severance and other benefits if, following a Change in Control of TriZetto, the executive’s employment terminates in a way adverse to the executive. If the executive’s employment ends within one to three years following a Change in Control (term varies among executives) either because we terminate the executive without cause or because the executive resigns under circumstances constituting “good reason,” the executive will be entitled to:

•	bi-weekly salary through the end of the employment period;

•	medical, dental and life insurance coverage through the end of the employment period;

•	outplacement services consistent with our outplacement policy, if any;

•	payment on the last day of the employment period in an amount equal to the sum of the additional contributions that would have been allocated to the executive’s 401(k) account, if any, if the executive had remained employed through the end of the employment period;

•	payment within 30 days of the date of termination of all accrued vacation, holiday and personal leave days as of the date of termination;

•	payment of any unpaid incentive compensation the executive earned through the date of termination in accordance with the terms of any applicable incentive compensation plan; and

•	acceleration of unvested options held by executives with Change in Control Agreements, unless such acceleration would trigger the “golden parachute” excise tax imposed by the U.S. Internal Revenue Code. In such case, the options will continue to vest as if the executive officer remained employed by us.

A “Change in Control” is defined in the agreement to occur if (a) a person becomes the beneficial owner of 50% or more of the combined voting power of our securities, (b) a majority of the Board changes without the specified approval of incumbent directors, (c) we merge with another entity in a way that substantially changes the ownership of existing stockholders, or (d) our stockholders approve a complete liquidation or dissolution. “Change in Control” is also deemed to have occurred if an executive’s employment with us is terminated prior to the Change in Control and it is demonstrated that (a) such termination was at the request of a third party who has taken steps to effectuate the Change in Control; or (b) such termination arose in connection with or anticipation of the Change in Control.

Report of the Compensation Committee

This report of the Compensation Committee of the Board of Directors reviews our compensation programs for executive officers. The Committee members are independent directors and not officers or employees of TriZetto. We have access to independent experts, experienced in the design and implementation of executive compensation arrangements, for advice on compensation matters. Currently, the Committee reviews and approves the cash and equity components of the compensation programs for all executive officers, as well as change in control and other benefits. The Committee has responsibility for the determination of the Chief Executive Officer’s compensation including, without limitation, salary, bonuses, stock option grants and other equity-based awards. Determination of the CEO’s compensation is based on the Committee’s evaluation of the CEO’s performance and such other non-performance related matters as the Compensation Committee deems appropriate.

Compensation Policies and Objectives

TriZetto’s executive compensation policy is designed to attract and retain exceptional executives by offering compensation for superior performance that is highly competitive with other well-managed organizations. The Compensation Committee measures executive performance on an individual and corporate basis. There are three components to TriZetto’s executive compensation program, and each is consistent with the stated philosophy as follows:

Base Salary.    Base salaries for executives and other key employees are determined by individual financial and non-financial performance, position in salary range and general economic conditions of TriZetto. For purposes of administering base pay, all executive positions are evaluated and placed in appropriate salary grades. Salary range midpoint levels are reviewed on an annual basis to ensure competitiveness with a peer group of comparable companies. In recommending salaries for executive officers, the Compensation Committee (i) reviews the historical performance of the executives and (ii) formally reviews specific information provided by TriZetto’s accountants and other consultants, as necessary, with respect to the competitiveness of salaries paid to TriZetto’s executives.

Annual Bonus.    Annual bonuses for executives and other key employees are tied directly to TriZetto’s financial performance as well as individual performance. Annual cash bonuses are designed to reward executives for achievements of corporate, financial and operational goals and are intended to reward the achievement of outstanding performance. When certain objective and subjective performance goals are not met, annual bonuses would be reduced or not paid. The bonuses paid in February 2003 for fiscal year 2002 were based upon TriZetto’s financial performance and each individual’s performance during 2002.

Long-Term Incentives.    The purpose of these plans is to create an opportunity for executives and other key employees to share in the enhancement of stockholder value through the grant of stock options and, on a less frequent basis, restricted stock. The overall goal of this component of pay is to create a strong link between TriZetto’s management and TriZetto’s stockholders through stock ownership by management and the achievement of specific corporate financial measures that result in the appreciation of TriZetto’s share price. The Compensation Committee generally has followed the practice of granting options on terms that provide that the options become exercisable in cumulative annual installments over a four-year period. The Compensation

Committee believes that this feature not only provides an employee retention factor but also makes longer-term growth in share prices important for those receiving options. The Compensation Committee also has granted options that are subject to 7-year cliff vesting but may become exercisable earlier in the event the Company’s stock is trading above certain levels. On more limited occasions, the Compensation Committee will recommend that the Board approve restricted stock awards to newly hired executives as an inducement for them to join TriZetto’s management team and to other key employees to encourage their continued service.

CEO Compensation

The Compensation Committee determined that it was appropriate to increase Mr. Margolis’ base salary from $310,000 to $400,000, effective as of July 1, 2002, and to award him a cash bonus of $365,000 in recognition of his services to and accomplishments for TriZetto in 2002. The increase in Mr. Margolis’ base salary and cash bonus during 2002 was intended in part to make his total compensation more competitive with that of his peers at competing companies. The Compensation Committee engaged an independent executive benefits consultant to help obtain and evaluate comparable compensation data. In addition to its review of this information, the Compensation Committee took into consideration Mr. Margolis’ importance to the Company, his efforts to expand and grow the Company’s businesses and his general accomplishments in helping the Company meet or exceed its revenue and earnings projections during 2002, a particularly difficult year for technology companies.

Tax Deductibility

TriZetto is required to disclose its policy regarding qualifying executive compensation deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended, which provides that, for purposes of the regular income tax and the alternative minimum tax, the otherwise allowable deduction for compensation paid or accrued with respect to a covered employee of a public corporation is limited to no more than $1 million per year. It is not expected that the compensation to be paid to any of TriZetto’s executive officers for fiscal year 2003 will exceed the $1 million limit per officer. TriZetto’s 1998 Stock Option Plan is structured so that any compensation deemed paid to an executive officer upon exercise of an outstanding option under the plan, with an exercise price equal to the fair market value of the option shares on the grant date, will qualify as performance-based compensation that will not be subject to the $1 million limitation.

The Compensation Committee

Paul F. LeFort, Chairman

Lois A. Evans

Donald J. Lothrop

Compensation Committee Interlocks and Insider Participation

During 2002, the members of the Compensation Committee of the Board of Directors were Paul F. LeFort and Donald J. Lothrop, neither of whom ever served as an officer of TriZetto or any of its subsidiaries. During 2002, neither Mr. LeFort nor Mr. Lothrop were involved in a relationship requiring disclosure as an interlocking director or under Item 404 of Regulation S-K of the SEC.

Certain Transactions

Margolis $100,000 Note.    In connection with Mr. Margolis’ earlier employment agreement, dated April 30, 1998, we loaned Mr. Margolis $100,000 in exchange for a promissory note in the principal sum of $100,000, bearing interest at 6.5% per year. We forgave $25,000 of the principal amount of this note and the related interest on each of April 30, 1999, April 30, 2000, April 30, 2001 and April 30, 2002 and the note was retired as of this last date.

Altius Health Plans Inc.    In June 2001, we entered into a Services Agreement with Altius Health Plans Inc., pursuant to which we host and manage Altius’ administrative software and infrastructure. During 2002, Altius paid us an aggregate of approximately $18.6 million under the Services Agreement. Eric D. Sipf, a director of TriZetto, is the Chairman of the Board of Altius and indirectly owns approximately 6% of Altius’ outstanding common stock and approximately 11% of its outstanding preferred stock.

Stock Performance Graph

Set forth below is a line graph comparing the cumulative stockholder return on our common stock with the cumulative total return of (i) the Nasdaq Market Index, (ii) Media General Financial Services Industry Group Index 825—Healthcare Information Services, and (iii) Media General Financial Services Industry Group Index 852—Internet Software and Services, for the period that commenced October 8, 1999, the date on which our common stock was first publicly traded on the Nasdaq National Market, and ended on December 31, 2002. The performance graph is not necessarily an indicator of future price performance. The graph assumes the reinvestment of all dividends. This information has been provided by Media General Financial Services.

PROPOSAL TWO

APPROVAL OF AMENDED AND RESTATED

1998 STOCK OPTION PLAN

The purpose of the 1998 Stock Option Plan, as amended, is to provide participants with incentives, which will encourage them to acquire a proprietary interest in, and continue to provide services to, TriZetto. The 1998 Stock Option Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 and is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code.

The Board adopted and our stockholders originally approved the 1998 Stock Option Plan on May 19, 1998. Our Board amended the 1998 Stock Option Plan on January 22, 1999, May 21, 1999, June 28, 1999, February 17, 2000, May 19, 2000, April 2, 2001 and April 3, 2002. Our stockholders approved these amendments on June 28, 1999, June 29, 2000, May 16, 2001 and May 15, 2002. Our 1998 Stock Option Plan provides for awards of incentive stock options and nonqualified stock options. A total of 9,800,000 shares of common stock has been reserved for issuance under our 1998 Stock Option Plan as of May 15, 2002. As of March 17, 2003, options with respect to 1,368,361 shares had been exercised and 7,494,957 shares were subject to outstanding options, leaving only 936,682 shares available for grant under the 1998 Stock Option Plan.

Subject to approval by our stockholders, the Board has amended the 1998 Stock Option Plan to increase the authorized number of shares of common stock issuable thereunder by 1,200,000 shares and to reserve the additional shares for issuance under the 1998 Stock Option Plan, bringing the total number of shares of common stock subject to the 1998 Stock Option Plan to 11,000,000.

Approval of the amendment to the 1998 Stock Option Plan will require the affirmative vote of the holders of a majority of the shares of common stock present or represented at the Annual Meeting and entitled to vote at such meeting. Proxies solicited by management for which no specific direction is included will be voted “FOR” the amendment of the 1998 Stock Option Plan to add 1,200,000 shares of common stock to the pool of shares reserved for issuance thereunder.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE

AMENDED AND RESTATED 1998 STOCK OPTION PLAN

The principal features of the 1998 Stock Option Plan are summarized below, but the summary is qualified in its entirety by reference to the 1998 Stock Option Plan itself. A copy of the Plan is attached as Appendix A.

1998 Stock Option Plan Terms

Incentive Options.    Our employees (including employees of any of our subsidiaries) as may be determined by the Board, who qualify for incentive stock options under the applicable provisions of the Internal Revenue Code, will be eligible for selection to receive incentive options under the 1998 Stock Option Plan. An employee who has been granted an incentive option may, if otherwise eligible, be granted an additional incentive option or options and receive nonqualified options if the Board so determines. No incentive stock options may be granted to an optionee under the 1998 Stock Option Plan if the aggregate fair market value (determined on the date of grant) of the stock with respect to which incentive stock options first become exercisable by such optionee in any calendar year under the 1998 Stock Option Plan exceeds $100,000.

Nonqualified Options.    Our directors and employees, consultants, business associates or others with important business relationships with us will be eligible to receive nonqualified stock options under the 1998 Stock Option Plan. An individual who has been granted a nonqualified stock option may, if otherwise eligible, be granted an incentive option or an additional nonqualified option or options if the Board so determines.

In no event may any individual be granted options under the 1998 Stock Option Plan to purchase more than 400,000 shares during any calendar year. As of March 17, 2003, approximately 858 persons were participating in the 1998 Stock Option Plan.

Administration.    The 1998 Stock Option Plan may be administered by either the Board or a committee appointed by the Board. The Board has delegated administration of the 1998 Stock Option Plan to the Compensation Committee, which is comprised of three non-employee directors, all of whom are eligible to participate in the 1998 Stock Option Plan. Subject to the provisions of the 1998 Stock Option Plan, the Compensation Committee has full authority to implement, administer and make all determinations necessary under the 1998 Stock Option Plan.

Exercise Prices and Exercisability.    The exercise price of incentive stock options must at least be equal to the fair market value of a share of common stock on the date the option is granted (110% for optionees who own at least 10% of the outstanding common stock). Nonqualified stock options shall have an exercise price of not less than 85% of the fair market value of a share of common stock on the date such option is granted. The exercise price of all options granted under the 1998 Stock Option Plan to non-employee directors shall be 100% of the fair market value of the common stock on the date of grant. Payment of the exercise price may be made in cash, by delivery of shares of our common stock or, potentially, through the delivery of a promissory note. The Compensation Committee has the authority to determine the time or times at which options granted under the 1998 Stock Option Plan become exercisable, provided that options must expire no later than ten years from the date of grant (five years with respect to optionees who own at least 10% of the outstanding common stock). The closing price of our common stock on April 9, 2003 as reported on the Nasdaq National Market was $4.50.

Transferability.    Options are nontransferable, other than upon death by will and the laws of descent and distribution, and generally may be exercised only by an employee while employed by us or within thirty days after termination of employment (one year for termination resulting from death or disability).

Amendments.    The Board may from time to time alter, amend, suspend or terminate the 1998 Stock Option Plan in such respects as the Board may deem advisable; provided, however, that no such alteration, amendment, suspension or termination shall be made that would substantially affect or impair the rights of any person under any incentive option or nonqualified option theretofore granted to such person without his or her consent. Unless previously terminated by the Board, the 1998 Stock Option Plan will terminate on May 18, 2008.

Benefits.    We have not determined how the additional options will be allocated among participants. Therefore, the benefits or amounts that have been received or will be received by any participant under the 1998 Stock Option Plan cannot be determined.

Summary of Federal Income Tax Consequences of 1998 Stock Option Plan

The following is a summary of certain federal income tax consequences of participation in the 1998 Stock Option Plan. The summary should not be relied upon as being a complete statement of all possible federal income tax consequences. Federal tax laws are complex and subject to change. Participation in the 1998 Stock Option Plan may also have consequences under state and local tax laws, which vary from the federal tax consequences described below. For such reasons, we recommend that each participant consult his or her personal tax advisor to determine the specific tax consequences applicable to him or her.

Incentive Options.    No taxable income will be recognized by an optionee under the 1998 Stock Option Plan upon either the grant or the exercise of an incentive option. Instead, a taxable event will occur upon the sale or other disposition of the shares acquired upon exercise of an incentive option, and the tax treatment of the gain or loss realized will depend upon how long the shares were held before their sale or disposition. As discussed below, the exercise of an incentive option also may result in items of “tax preference” for purposes of the “alternative minimum tax.”

If a sale or other disposition of the shares received upon the exercise of an incentive option occurs more than (i) one year after the date of exercise of the option and (ii) two years after the date of grant of the option, the holder will recognize long-term capital gain or loss at the time of sale equal to the full amount of the difference between the proceeds realized and the exercise price paid. However, a sale, exchange, gift or other transfer of legal title of such stock before the expiration of either the one-year or two-year period described above will constitute a “disqualifying disposition.” A disqualifying disposition involving a sale or exchange will result in ordinary income to the optionee in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price, or (ii) the amount realized on disposition minus the exercise price. If the amount realized in a disqualifying disposition exceeds the fair market value of the stock on the date of exercise, the gain realized, in excess of the amount taxed as ordinary income as indicated above, will be taxed as capital gain. A disqualifying disposition as a result of a gift will result in ordinary income to the optionee in an amount equal to the difference between the exercise price and the fair market value of the stock on the date of exercise. Any loss realized upon a disqualifying disposition will be treated as a capital loss. Capital gains and losses resulting from disqualifying dispositions will be treated as long-term or short-term depending upon whether the shares were held for more or less than the applicable statutory holding period (which is currently more than one year for long-term capital gains). We will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee as a result of the disqualifying disposition.

If legal title to any shares acquired upon exercise of an incentive option is transferred by sale, gift or exchange, such transfer will be treated as a disposition for purposes of determining whether a “disqualifying disposition” has occurred. However, certain transfers will not be treated as dispositions for such purposes, such as transfers to an estate or by inheritance upon an optionee’s death, a mere pledge or hypothecation, or a transfer into the name of the optionee and another person as joint tenants.

Section 55 of the Internal Revenue Code imposes an “alternative minimum tax” on an individual’s income to the extent the amount of the alternative minimum tax exceeds the individual’s regular tax for the year. For purposes of computing the alternative minimum tax, the excess of the fair market value (on the date of exercise) of the shares received upon the exercise of an incentive option over the exercise price paid is included in alternative minimum taxable income in the year the option is exercised. If the shares are sold in the same year that the option is exercised, the regular tax treatment and the alternative tax treatment will be the same. If the shares are sold during a year subsequent to that in which the option was exercised, the basis of the stock acquired will equal its fair market value on the date of exercise for purposes of computing alternative minimum taxable income in the year of sale.

An optionee who is subject to the alternative minimum tax in the year of exercise of an incentive option may claim as a credit against the optionee’s regular tax liability in future years, the amount of alternative minimum tax paid that is attributable to the exercise of the incentive option. This credit is available in the first year following the year of exercise in which the optionee has a regular tax liability.

Nonqualified Options.    No taxable income is recognized by an optionee upon the grant of a nonqualified option. However, upon exercise the optionee will recognize ordinary income in the amount by which the fair market value of the shares purchased exceeds, on the date of exercise, the exercise price paid for such shares. The income recognized by an optionee who is an employee will be subject to income tax withholding. The optionee will be required to make a direct payment to us for the tax withholding obligation at the time of the exercise. We will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee, provided certain reporting requirements are satisfied.

If the exercise price of a nonqualified option is paid by the optionee in cash, the tax basis of the shares acquired will be equal to the cash paid plus the amount of income recognized by the optionee as a result of such exercise. If the exercise price is paid by delivering shares of our common stock already owned by the optionee or by a combination of cash and already-owned shares, there will be no current taxable gain or loss recognized by the optionee on the already-owned shares exchanged (however, the optionee will nevertheless recognize ordinary income to the extent that the fair market value of the shares purchased on the date of exercise exceeds the price paid, as described above). The new shares received by the optionee equal in number to the old shares exchanged will have the same tax basis and holding period as the optionee’s basis and holding period in the old shares. The balance of the shares received will have a tax basis equal to any cash paid by the optionee plus the amount of income recognized by the optionee as a result of such exercise, and will have a holding period commencing with the date of exercise.

If the exercise price of a nonqualified option is paid by the optionee using a portion of the common stock acquired on exercise of the option (through a cashless exercise), then the optionee will recognize ordinary income as described above on both the shares actually received as well as the shares used to pay the exercise price. The shares actually received by the optionee will have a tax basis equal to the exercise price of the shares plus the amount of income recognized by the optionee as to those shares and a holding period commencing on the date of exercise.

Upon the sale or disposition of shares acquired pursuant to the exercise of a nonqualified option, the difference between the proceeds realized and the optionee’s basis in the shares will be a capital gain or loss and will be treated as long-term or short-term capital gain or loss if the shares have been held for more than the applicable statutory holding period (which is currently more than one year for long-term capital gains).

PROPOSAL THREE

APPROVAL OF AMENDED AND RESTATED

EMPLOYEE STOCK PURCHASE PLAN

The Employee Stock Purchase Plan (the “ESPP”) is designed to be an employee stock purchase plan under Section 423 of the Code, providing the participants the benefits of Section 421 of the Code. The primary purpose of the ESPP is to provide an incentive to attract and retain employees and to increase employee morale by providing a program through which employees may acquire a proprietary interest in TriZetto through the purchase of shares of its common stock. The ESPP is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 and is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code.

The Board adopted and our stockholders originally approved the ESPP on August 2, 1999, prior to our initial public offering on October 8, 1999. A total of 600,000 shares of common stock has been reserved for issuance under the ESPP. As of March 17, 2003, a total of 487,891 shares has been issued under the ESPP, leaving only 112,109 shares available for issuance.

Subject to approval by our stockholders, the Board has amended the ESPP to (i) increase the authorized number of shares of common stock issuable thereunder by 500,000 shares and to reserve the additional shares for issuance under the ESPP, bringing the total number of shares of common stock subject to the ESPP to 1,100,000 and (ii) to reduce the maximum number of shares of TriZetto stock purchasable by a participant on any Purchase Date from 5,000 to 4,000 shares.

Approval of the amendment to the ESPP will require the affirmative vote of the holders of a majority of the shares of common stock present or represented at the annual meeting of stockholders and entitled to vote at such meeting. Proxies solicited by management for which no specific direction is included will be voted “FOR” the amendment of the ESPP to (i) add 500,000 shares of common stock to the pool of shares reserved for issuance under the ESPP and (ii) to reduce the maximum number of shares of TriZetto stock purchasable by a participant on any Purchase Date from 5,000 to 4,000 shares.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE

AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

The principal features of the ESPP are summarized below, but the summary is qualified in its entirety by reference to the ESPP itself. A copy of the ESPP is attached as Appendix B.

ESPP Terms

Administration.    The ESPP may be administered by either the Board of Directors or a committee appointed by the Board. The Board has delegated administration of the ESPP to the Compensation Committee, which is comprised of three non-employee directors, none of whom are eligible to participate in the ESPP. Subject to the provisions of the ESPP, the Compensation Committee has full authority to implement, administer and make all determinations necessary under the ESPP.

Eligibility.    Each employee of TriZetto who customarily works more than 20 hours per week for more than five months per calendar year will be eligible to participate in offerings made under the ESPP if on the offering date such employee has been employed by TriZetto for at least 90 days. An employee may not participate in an offering under the ESPP if immediately after the purchase the employee would own shares or options to purchase shares of stock possessing 5% or more of the total combined voting power or value of all classes of stock of TriZetto. The two annual offerings under the ESPP begin on January 1 and July 1 and shall continue until the end of the six-month period (the “Offering Period”) ending on June 30 and December 31. The “Grant Date” under the ESPP is the first trading day of each Offering Period (on or about January 1 and July 1) and the “Purchase Date” under the ESPP is the last trading day of each Offering Period (on or about June 30 and December 31).

Purchase Limitation.    The ESPP contains separate limitations on the number of shares of TriZetto common stock that any participant may purchase under the ESPP. No participant may purchase during any year shares of TriZetto common stock with a fair market value (determined as of the applicable Grant Date) in excess of $25,000. Also, no participant may purchase on any Purchase Date more than 4,000 shares of TriZetto common stock, subject to certain periodic adjustments.

Payment of Purchase Price; Payroll Deductions.    The Purchase Price of shares is paid by means of accumulated payroll deductions on behalf of a participant during the Offering Period. A participant may elect to have up to 15% of his compensation deducted.

Purchase Price.    The purchase price per share for the common stock sold under the ESPP is the lower of (i) 85% of the fair market value of a share of common stock on the Grant Date, or (ii) 85% of the fair market value of a share of common stock on the Purchase Date.

Nonassignability.    No rights or accumulated payroll deductions of a participant under the ESPP may be pledged, assigned or transferred for any reason and any such attempt may be treated by TriZetto as an election to withdraw from the ESPP.

Amendment and Termination of the ESPP.    The ESPP Plan shall terminate on October 9, 2009. The Board at any time may amend or terminate the ESPP, except that no amendment may change a right to purchase common stock in a manner that adversely affects the rights of any participant. Upon termination of the ESPP, all benefits shall become payable immediately. No amendment may be made to the ESPP without prior approval of the stockholders of TriZetto if such amendment would increase the number of shares reserved under the ESPP, materially modify the eligibility requirements of the ESPP or materially increase the benefits that may accrue to participants under the ESPP.

Summary of Federal Income Tax Consequences

The following is a summary of certain federal income tax consequences of participation in the ESPP. The summary should not be relied upon as being a complete statement. Federal tax laws are complex and subject to change. Moreover, participation in the ESPP also may have consequences under state and local tax laws that may vary from the federal tax consequences described below. For such reasons, we recommend that each participant consult his or her personal tax advisor in order to determine the specific tax consequences applicable to him or her.

The ESPP and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant at the time of grant or purchase of shares. However, a participant may become liable for tax upon disposition of shares acquired under the ESPP, and the tax consequences will depend upon how long a participant has held the shares before disposition.

If the shares are disposed of at least two years after the Grant Date and at least one year after the Purchase Date, or in the event of a participant’s death (whenever occurring) while owning such shares, then the lesser of (i) the excess of the fair market value of the shares at the time of such disposition over the Purchase Price of the shares or (ii) fifteen percent of the fair market value of the shares on the Grant Date, will be treated as ordinary income to the participant. Any further gain upon such disposition will be taxed as long-term capital gain. Any capital gain will be taxed at the rates then in effect. If the shares are sold and the sale price is less than the Purchase Price, there is no ordinary income and the participant will have a capital loss equal to the difference between the sale price and the Purchase Price. The ability of a participant to utilize such a capital loss will depend upon the participant’s other tax attributes and the statutory limitation on capital loss deductions not discussed herein.

If the shares are sold or disposed of (including any disposition by way of gift) before the expiration of the two-year holding period following the grant date or within one year after the shares are transferred to the participant, then the excess of the fair market value of the shares on the Purchase Date over the Purchase Price will be treated as ordinary income to the participant. This excess will constitute ordinary income for the year of sale or other disposition even if no gain is realized on the sale or a gratuitous transfer of shares is made. The balance of the gain will be taxed as capital gain at the rates then in effect. If the shares are sold for less than their fair market value on the Purchase Date, the same amount of ordinary income will be attributed to the participant and a capital loss is recognized equal to the difference between the sale price and the value of the shares on such Purchase Date. As indicated above, the ability of the participant to utilize such a capital loss will depend upon the participant’s other tax attributes and the statutory limitation on capital losses not discussed herein.

The ordinary income reported under the rules described above, added to the actual Purchase Price of the shares, determines the tax basis of the shares for the purpose of determining gain or loss on the sale or exchange of the shares.

TriZetto is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the holding periods described above.

PROPOSAL FOUR

RATIFICATION OF APPOINTMENT OF

INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has approved the Audit Committee’s selection of Ernst & Young LLP (“E&Y”) as the Company’s independent public accountants for 2003. The Board of Directors will ask the Company’s stockholders to approve this selection at the Annual Meeting.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE

APPOINTMENT OF ERNST & YOUNG LLP AS OUR

INDEPENDENT PUBLIC ACCOUNTANTS FOR 2003

Report of the Audit Committee

Ernst & Young LLP (“E&Y”) served as the Company’s independent public accountants for the year ended December 31, 2002. E&Y has been the Company’s independent public accountants since August 7, 2001.

Among its functions, the Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The independent public accountants are responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States of America.

The Audit Committee has reviewed and discussed the annual audited financial statements with management and the independent public accountants, E&Y. The Audit Committee also examined with the independent public accountants the matters required to be discussed by the Statement of Auditing Standards No. 61, and reviewed the results of the independent public accountant’s examination of the consolidated financial statements.

E&Y has also confirmed to the Company that it is in compliance with the rules, standards and policies of the Independence Standards Board and the Securities and Exchange Commission governing auditor independence. The Audit Committee received and discussed with E&Y its written disclosures in the form of a letter as required by Independence Standards Board Standard No. 1. The Audit Committee has considered whether the provision of non-audit services by the Company’s independent public accountants is compatible with the auditor’s independence.

Based on the reviews and discussions referred to above, and the guidelines specified by the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

The Audit Committee

Thomas B. Johnson

Willard A. Johnson, Jr.

Paul F. LeFort

David M. Thomas

Independent Public Accountants

As mentioned previously, the accounting firm of E&Y served as TriZetto’s independent public accountants for the year ended December 31, 2002. In addition to rendering audit services during 2002, E&Y performed various non-audit services for the Company. The Audit Committee has concluded that the provision of these services by E&Y is compatible with maintaining its independence.

Audit Fees.    E&Y’s fees for our 2002 and 2001 annual audit and review of interim financial statements were $329,759 and $214,982, respectively.

Audit Related Fees.    E&Y’s fees for audit related services in 2002 and 2001 were $154,242 and $76,205, respectively. These services included SAS 70 review procedures and consultations on accounting issues related to customer contracts and other transactions.

Tax Fees.    E&Y’s fees for tax preparation, advisory and compliance services in 2002 and 2001 were $350,275 and $40,075, respectively.

All Other Fees.    There were no fees for other professional services billed by E&Y for 2002 and 2001.

The Board of Directors, on the recommendation of the Audit Committee, has appointed E&Y as the independent public accountants for the Company for the year ending December 31, 2003, subject to ratification of the appointment by the affirmative vote of a majority of the shares of common stock voting in person or represented by proxy at the Annual Meeting of Stockholders and entitled to vote on the matter. A representative of E&Y is expected to be available to answer appropriate questions at the Annual Meeting and is free to make statements during the meeting. If the stockholders do not ratify the appointment of E&Y, the Board of Directors will reconsider the appointment.

We engaged E&Y on August 7, 2001 to replace PricewaterhouseCoopers LLP (“PWC”), which the Audit Committee dismissed as our independent public accountants effective as of such date. Prior to its dismissal, PWC’s reports on our consolidated financial statements for fiscal years ended December 31, 1999 and 2000 did not contain an adverse opinion, disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 1999 and 2000 and subsequent interim periods through August 7, 2001, there were no disagreements with PWC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of PWC, would have caused PWC to make reference to the matter in its reports. In addition, there were no reportable events during this period, as described in Item 304(a)(1)(v) of the SEC’s Regulation S-K, except that PWC’s Letter of Recommendations on Internal Controls for the year ended December 31, 2000 identified a material weakness related to the resources within our corporate accounting and finance department and recommended that the Company hire new staff and establish additional procedures to facilitate the proper recognition of revenue. Since receiving PWC’s letter, we hired additional staff and implemented new policies and procedures that adequately address the issues raised in PWC’s letter.

OTHER MATTERS

Other Business

We know of no matters, other than those referred to in this Proxy Statement, that will be presented at the Annual Meeting. If, however, any other appropriate business should properly be presented at the meeting, the persons named in the enclosed form of proxy will have discretion to vote on those matters for you.

Multiple Stockholders Having the Same Address

If you and other residents at your mailing address own shares of TriZetto common stock in street name, your broker or bank may have sent you a notice that your household will receive only one annual report and proxy statement for each company in which you hold stock through that broker or bank. This practice of sending only one copy of proxy materials is known as “householding” and benefits both you and TriZetto. It reduces the volume of duplicate information received at your household and helps reduce TriZetto’s printing and postage costs. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. Your bank or broker will send one copy of our annual report and proxy statement to your address. Each stockholder will continue to receive a separate proxy card or voting instruction form.

If your shares are held through a broker or bank, you may revoke your consent to householding at any time by calling 1-800-542-1061. Please have ready the 12 digit control number that appears in the middle of the right-hand side of your voting instruction form for each account you wish to revoke your consent. If you are a stockholder of record, you may revoke your consent to householding by sending your written request to the Secretary, The TriZetto Group, Inc., 567 San Nicolas Drive, Suite 360, Newport Beach, California 92660 or by calling us at 949-719-2200. The revocation of your consent to householding will be effective 30 days following its receipt. In any event, if you did not receive an individual copy of this proxy statement or our annual report, we will send a copy to you if you address your request to the Secretary of TriZetto at the address or phone number above. If you share your address with another stockholder and the household is receiving multiple sets of the annual report and proxy statement, you may request delivery of a single set of materials by contacting your bank or broker, if you are a beneficial owner, or TriZetto at the address or phone number above, if you are a registered stockholder.

Shareholder Proposals

Under SEC rules, if a shareholder wants us to include a proposal in our Proxy Statement (and form of proxy) for presentation at our 2004 Annual Meeting of Shareholders, the proposal must be received by us, marked to the attention of James J. Sullivan, Secretary, at our corporate offices by December 18, 2003. Matters pertaining to proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

Under our bylaws, and as permitted by SEC rules, in order for business to be properly brought by a stockholder before our 2004 Annual Meeting, the Secretary of TriZetto must receive, at TriZetto’s corporate office, written notice of the matter no later than December 18, 2003. If, however, the date of the 2004 Annual Meeting is more than 30 days from May 14, 2004, notice of the proposal must be received by us no later than the tenth day following the earlier of the date notice of the meeting is mailed or public announcement of the meeting is made. The notice must set forth (a) as to each proposed director nominee, all information with respect to such nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or that is otherwise required pursuant to the federal securities laws, (b) as to any other business, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and (c) as to the stockholder giving notice and the beneficial owner, if any, the name and address of such stockholder, as they appear on our books, and of such beneficial owner, and the class and number of shares of our common stock which are owned beneficially and of record by such stockholder and such beneficial owner.

Under Rule 14a-4 promulgated under the Securities and Exchange Act of 1934, as amended, we will be allowed to use our discretionary voting authority under proxies solicited by us to vote on any proposal that is raised at the 2003 Annual Meeting, without any discussion of the matter in the proxy statement. If we do not receive any stockholder proposals for our 2004 Annual Meeting before March 2, 2004, we will be able to use our discretionary voting authority at the 2004 Annual Meeting.

APPENDIX A

THE TRIZETTO GROUP, INC.

AMENDED AND RESTATED

1998 STOCK OPTION PLAN

1.    The Plan.

1.1.    Purpose.    The purpose of the 1998 Stock Option Plan is to promote the success of The TriZetto Group, Inc. and the interests of its stockholders by attracting, motivating, retaining and rewarding directors, officers, employees and other eligible persons through the grant of equity incentives. Capitalized terms used herein are defined in Section 4.

1.2.    Administration and Authorization; Power and Procedure.

1.2.1.    Committee.    This Plan will be administered by and all Options will be authorized by the Committee. Action of the Committee with respect to the administration of this Plan will be taken pursuant to a majority vote or by written consent of its members.

1.2.2.    Plan Awards; Interpretation; Powers of Committee.    Subject to the express provisions of this Plan and any express limitations on the delegated authority of a Committee, the Committee will have the authority to:

(a) determine eligibility and the particular Eligible Persons who will receive Options;

(b) grant Options to Eligible Persons, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Options consistent with the express limits of this Plan, and establish the installments (if any) in which such Options will become exercisable or will vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Options;

(c) approve the forms of Option Agreements (which need not be identical either as to type of Option or among Participants);

(d) construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

(e) cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Options held by Eligible Persons, subject to any required consent under Section 3.6;

(f) accelerate or extend the exercisability or extend the term of any or all such outstanding Options within the maximum ten-year term of Options under Section 2.4; and

(g) make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

1.2.3.    Binding Determinations.    Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan will be within the absolute discretion of that entity or body and will be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any Subsidiary, will be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

1.2.4.    Reliance on Experts.    In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including employees of and professional advisors to the Corporation. No director, officer or agent of the Company will be liable for any such action or determination taken or made or omitted in good faith.

1.2.5.    Bifurcation of Plan Administration; Delegation.    Subject to the limits set forth in the definition of “Committee” in Section 4, the Board may delegate different levels of authority to different Committees with administration and grant authority under this Plan, provided that each designated Committee granting any Options hereunder shall consist exclusively of a member or members of the Board. A majority of the members of the acting Committee shall constitute a quorum. The vote of a majority of a quorum or the unanimous written consent of the Committee shall constitute action by the Committee. A Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

1.3.    Participation.    Options may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Option may, if otherwise eligible, be granted additional Options if the Committee so determines.

1.4.    Shares Available for Options; Share Limits.

1.4.1.    Shares Available.    Subject to the provisions of Section 3.3, the capital stock that may be delivered under this Plan will be shares of the Corporation’s Common Stock. The Shares may be delivered for any lawful consideration.

1.4.2.    Share Limits.    The maximum number of shares of Common Stock that may be delivered pursuant to Options granted to Eligible Persons under this Plan will not exceed 11,000,000 (the “Share Limit”). The maximum number of Shares subject to those Options that are granted during any calendar year to any one individual will be limited to 400,000. Each of the foregoing numerical limits will be subject to adjustment as contemplated by this Section 1.4 and Section 3.3.

1.4.3.    Share Reservation; Replenishment and Reissue of Unvested Options.    No Option may be granted under this Plan unless, on the date of grant, the sum of (i) the maximum number of Shares issuable at any time pursuant to such Option, plus (ii) the number of Shares that have previously been issued pursuant to Options granted under this Plan, other than reacquired Shares available for reissue consistent with any applicable legal limitations, plus (iii) the maximum number of Shares that may be issued at any time after such date of grant pursuant to Options that are outstanding on such date, does not exceed the Share Limit. Shares that are subject to or underlie Options that expire or for any reason are canceled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, as well as reacquired Shares, will again, except to the extent prohibited by law, be available for subsequent Options under this Plan.

1.5.    Transfer and other Limitations on Options.

1.5.1.    Limit on Exercise and Transfer.    Unless otherwise expressly provided in (or pursuant to) this Section 1.5, by applicable law and by the Option Agreement, as the same may be amended, (i) all Options are non-transferable and will not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (ii) Options will be exercised only by the Participant; and (iii) amounts payable or shares issuable pursuant to an Option will be delivered only to (or for the account of) the Participant.

1.5.2.    Exceptions.    The Committee may permit Options to be exercised by and paid only to certain persons or entities related to the Participant pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer will be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes and without consideration (other than nominal consideration). Incentive Stock Options, however, will be subject to any and all additional transfer restrictions under the Code.

1.5.3.    Further Exceptions to Limits on Transfer.    The exercise and transfer restrictions in Section 1.5.1 will not apply to:

(a) transfers to the Corporation;

(b) the designation of a beneficiary to receive benefits if the Participant dies or, if the Participant has died, transfers to or exercises by the Participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution;

(c) transfers pursuant to a QDRO if approved or ratified by the Committee;

(d) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by the Participant’s legal representative; or

(e) the authorization by the Committee of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Options consistent with applicable laws and the express authorization of the Committee.

1.5.4.    Lock-Up Agreements.    No Participant or transferee of a Participant shall, directly or indirectly, offer, sell, offer to sell, contract to sell, grant any option to purchase or otherwise sell, transfer, pledge, or dispose (or announce any offer, sale, offer of sale, contract of sale, grant of any option to purchase or other sale, transfer, pledge or disposition) (collectively, a “Transfer”) of any of the Shares acquired on exercise, conversion or settlement of an Option for a period commencing as of 14 days prior to and ending one year, or such lesser period of time as the relevant underwriters may permit, after the effective date of a registration statement covering any public offering of the Corporation’s securities of which a Participant has notice. A Participant shall agree and consent to the entry of stop transfer instructions with the Corporation’s transfer agent against the Transfer of the Corporation’s securities beneficially owned by such Participant. If at any time the Corporation proposes to register its Common Stock under the Securities Act in connection with an underwritten public offering of the Corporation’s Common Stock, a Participant shall agree to enter into a one year, or such lesser period of time as the relevant underwriters may permit, lock-up agreement with the underwriter or underwriters selected for such underwriting by the Corporation restricting any Transfers of shares of the Corporation’s Common Stock owned by or acquirable by such Participant, such lock-up agreement to be in customary form. Notwithstanding anything else herein to the contrary, this Section 1.5.4 shall not be construed so as to prohibit a Participant from participating in a registration or a public offering of the Common Stock with respect to any Shares which he or she may hold at that time, provided, however, that such participation shall be at the sole discretion of the Board.

1.5.5.    Additional Transfer and Other Restrictions on Options.    The transfer of Shares acquired pursuant to the exercise or vesting of an Option or any interest therein shall be subject to such additional restrictions pursuant to Section 3.1.4, or as the Committee may from time to time specify with respect to such Option in the related Option Agreement.

2.    Options.

2.1.    Grants.    One or more Options may be granted under this Section 2 to any Eligible Person. Subject to the express provisions of this Plan, the Committee will determine the number of shares of Common Stock subject to each Option, and the exercise price or purchase price to be paid for the Shares. Each Option will be evidenced by an Option Agreement signed by the Corporation and, if required by the Committee, by the Participant. Each Option granted will be designated in the applicable Option Agreement, by the Committee, as either an Incentive Stock Option, subject to Section 2.5, or a Nonqualified Stock Option.

2.2.    Option Price.

2.2.1.    Pricing Limits.    The purchase price per Share covered by each Option will be determined by the Committee at the time of the award of the Option, but will not be less than the greater of (i) the par value thereof, or (ii) 85% of the Fair Market Value of the Common Stock on the date of grant. In the case of Incentive Stock Options, the purchase price per Share will not be less than 100% (110% in the case of a Participant described in Section 2.6) of the Fair Market Value of the Common Stock on the date of grant.

2.2.2.    Payment Provisions.    The purchase price of any Shares purchased on exercise of an Option granted under this Section 2 will be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by certified or cashier’s check payable to the order of the Corporation; (iii) if authorized by the Committee or specified in the applicable Option Agreement, by a promissory note of the Participant consistent with the requirements of Section 2.2.3; (iv) by notice and third party payment in such manner as may be authorized by the Committee; (v) if authorized by the Committee, cancellation of indebtedness or conversion of other securities; or (vi) by the delivery of Shares already owned by the Participant, but the Committee may in its absolute discretion limit the Participant’s ability to exercise an Option by delivering such Shares, and any Shares delivered that were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an Option will be valued at their Fair Market Value on the date of exercise. Without limiting the generality of the foregoing, the Committee may provide that the Option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Corporation the amount of sale proceeds necessary to pay the exercise price and, unless otherwise prohibited by the Committee or applicable law, any applicable tax withholding under Section 3.5. The Corporation will not be obligated to deliver certificates for the Shares unless and until it receives full payment of the exercise price therefor and any related withholding obligations have been satisfied.

2.2.3.    Acceptance of Notes to Finance Exercise.    The Corporation may, with the Committee’s express approval, accept one or more notes from any Eligible Person in connection with the exercise of any outstanding Option; but any such note will be subject to the following terms and conditions:

(a) Principal.    The Principal of the note will not exceed the amount required to be paid to the Corporation upon the exercise of one or more Options under this Plan and the note will be delivered directly to the Corporation in consideration of such exercise or receipt.

(b) Term.    The initial term of the note will be determined by the Committee; but the term of the note, including extensions, will not exceed a period of five years.

(c) Recourse; Security.    The note will provide for full recourse to the Participant and will bear interest at a rate determined by the Committee but not less than the interest rate necessary to avoid the imputation of interest under the Code. If required by the Committee or by applicable law, the note will be secured by a pledge of any shares or rights financed thereby in compliance with applicable law. The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note will conform with applicable rules and regulations of the Federal Reserve Board as then in effect.

(d) Termination of Employment.    If the employment of the Participant terminates, the unpaid principal balance of the note will become due and payable on the 10th business day after such termination; but if a sale of such shares would cause such Participant to incur liability under Section 16(b) of the Securities Exchange Act of 1934, as amended, the unpaid balance will become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions (or deemed transactions in securities of this Corporation) by the Participant after such termination, subject to the maximum term of the note under Section 2.2.3(b).

2.3.    Vesting; Limits on and Provisions for Exercise; Other Limitations.

2.3.1.    Vesting.    Unless the Committee otherwise expressly provides in the applicable Option Agreement, each Option shall vest and become exercisable as to 25% of the aggregate number of Shares subject to the Option on each of the first through fourth anniversaries of the applicable Award Date. Unless the

Committee otherwise expressly provides in the applicable Option Agreement, if a Participant’s employment by (or other service specified in the Option Agreement to) the Company terminates due to the Participant’s death or Total Disability, the Participant’s Option shall vest and become exercisable on his or her Severance Date (as such term is defined in Section 3.2) to the extent such Option would have vested and become exercisable in the 90-day period following his or her Severance Date had he or she remained in the employ of (or providing services to) the Company.

2.3.2.    Exercise Procedure.    Any exercisable Option will be deemed to be exercised when the Corporation receives written notice of such exercise from the Participant in a form approved by the Committee specifying the number of Shares with respect to which the Option is being exercised, together with any required payment made in accordance with Section 2.2.2. In addition, the Participant must provide any written statements required pursuant to Section 3.4 of the Plan, if any.

2.3.3.    Fractional Shares/Minimum Issue.    Fractional share interests will be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Persons that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 Shares may be purchased on exercise of any Option at one time unless the number purchased is the total number at the time available for purchase under the Option.

2.4.    Option Period.    Any Option and all rights thereunder shall expire not more than 10 years after the date of grant; provided, however, that any payment of cash or delivery of stock pursuant to an Option may be delayed until a future date if specifically authorized by the Committee in writing.

2.5.    Limitations on Grant and Terms of Incentive Stock Options.

2.5.1.    $100,000 Limit.    To the extent that the aggregate “Fair Market Value” of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company or any parent corporation, such options will be treated as Nonqualified Stock Options. For this purpose, the “Fair Market Value” of the stock subject to options will be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options will be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which Shares are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

2.5.2.    Other Code Limits.    Incentive Stock Options may only be granted to Eligible Employees of the Corporation or a Subsidiary that satisfies the other eligibility requirements of the Code. There will be imposed in any Option Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the Option be an “incentive stock option” as that term is defined in Section 422 of the Code.

2.5.3.    ISO Notice of Sale Requirement.    Any employee who exercises an Incentive Stock Option shall give prompt written notice to the Corporation of any sale or other transfer of the Shares acquired within one year after the exercise date or two years after the Award Date.

2.6.    Limits on 10% Holders.    No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

2.7.    Option Repricing/Cancellation and Regrant/Waiver of Restrictions.    Subject to Section 1.4 and Section 3.6 and the specific limitations on Options contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person any adjustment in the exercise or purchase price, the vesting schedule, the number of shares subject to, or the restrictions upon or the term of, an Option granted under this Section 2 by cancellation of an outstanding Option and a subsequent regranting of an Option by amendment, by substitution of an outstanding Option, by waiver or by other legally valid means. Such amendment or other action may result among other changes in an exercise or purchase price that is higher or lower than the exercise or purchase price of the original or prior Option, provide for a greater or lesser number of Shares subject to the Option, or provide for a longer or shorter vesting or exercise period.

2.8.    Options for Stock Options Granted by Other Corporations.    Options may be granted to Eligible Persons under this Plan in substitution for employee stock options granted by other entities to persons who are or who will become Eligible Persons in respect of the Company, in connection with a distribution, merger or reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity.

3.    Other Provisions.

3.1.    Rights of Eligible Persons, Participants and Beneficiaries.

3.1.1.    Employment Status.    Status as an Eligible Person will not be construed as a commitment that any Option will be granted under this Plan to an Eligible Person or to Eligible Persons generally.

3.1.2.    No Employment Contract.    Nothing contained in this Plan (or in any other documents related to this Plan or to any Option) will confer upon any Eligible Person or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor will it interfere in any way with the right of the Company to otherwise change such person’s compensation or other benefits or to terminate the employment or service of such person, with or without cause. Nothing contained in this Plan or any related document will adversely affect any independent contractual right of such person without the person’s consent.

3.1.3.    Plan Not Funded.    Options payable under this Plan will be payable in Shares or from the general assets of the Corporation, and (except as provided in Section 1.4.3) no special or separate reserve, fund or deposit will be made to ensure payment of such Options. No Participant, Beneficiary or other person will have any right, title or interest in any fund or in any specific asset (including Shares, except as expressly otherwise provided) of the Company by reason of any Option hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Option hereunder, such right will be no greater than the right of any unsecured general creditor of the Company.

3.1.4.    Charter Documents.    The Articles of Incorporation and Bylaws of the Corporation, as either of them may be amended from time to time, may provide for additional restrictions and limitations with respect to the Common Stock (including additional restrictions and limitations on the transfer of Shares). To the extent that these restrictions and limitations are greater than those set forth in this Plan or any Option Agreement, such restrictions and limitations shall apply to any Shares acquired pursuant to the exercise of Options and are incorporated herein by this reference.

3.2.    Effects of Termination of Employment; Discretionary Provisions.

3.2.1.    Resignation or Dismissal.    Unless otherwise provided in the Option Agreement and subject to earlier termination pursuant to or as contemplated by Section 2.4 or 3.3, if the Participant’s employment by (or other service specified in the Option Agreement to) the Company terminates for any reason (including termination by the Company for cause) (the date of such termination being referred to as the “Severance Date”) other than due to Total Disability, Retirement or death, the Participant will have until the date which is 30 days after his or her Severance Date to exercise any Option (or portion thereof) to the extent that it is exercisable on the Severance Date. In such cases, the Option, to the extent not exercisable on the Severance Date, will terminate.

3.2.2.    Death, Retirement or Disability.    Unless otherwise provided in the Option Agreement and subject to earlier termination pursuant to or as contemplated by Section 2.4 or 3.3, if the Participant’s employment by (or specified service to) the Company terminates as a result of Total Disability, Retirement or death, the Participant, the Participant’s Personal Representative or the Participant’s Beneficiary, as the case may be, will have until the date which is one year after the Participant’s Severance Date to exercise any Option (or portion thereof) to the extent that it is exercisable on the Severance Date (or becomes exercisable in connection with the Participant’s death or Total Disability pursuant to Section 2.3.1). The Option, to the extent not exercisable as of the Severance Date, will terminate.

3.2.3.    Committee Discretion.    Notwithstanding the foregoing provisions of this Section 3.2, in the event of, or in anticipation of, a termination of employment with the Company for any reason, other than discharge for cause, the Committee may increase the portion of the Participant’s Option available to the Participant, or Participant’s Beneficiary or Personal Representative, as the case may be, or, subject to the provisions of Section 2.4, extend the exercisability period upon such terms as the Committee determines and expressly sets forth in or by amendment to the Option Agreement.

3.3.    Adjustments; Acceleration.

3.3.1.    Adjustments.    The following provisions will apply if any extraordinary dividend or other extraordinary distribution occurs in respect of the Common Stock (whether in the form of cash, Common Stock, other securities, or other property), or any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction (or event in respect of the Common Stock) or a sale of substantially all the assets of the Corporation as an entirety occurs. The Committee will, in such manner and to such extent (if any) as it deems appropriate and equitable

(a) proportionately adjust any or all of (i) the number and type of Shares (or other securities) that thereafter may be made the subject of Options (including the specific maxima and numbers of Shares set forth elsewhere in this Plan), (ii) the number, amount and type of Shares (or other securities or property) subject to any or all outstanding Options, (iii) the purchase or exercise price of any or all outstanding Options, or (iv) the securities, cash or other property deliverable upon exercise of any outstanding Options, or

(b) in the case of an extraordinary dividend or other distribution, recapitalization, reclassification, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a cash payment or for the substitution or exchange of any or all outstanding Options or the cash, securities or property deliverable to the holder of any or all outstanding Options based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event. In each case, with respect to Incentive Stock Options, no such adjustment will be made that would cause this Plan to violate Section 422 or 424(a) of the Code or any successor provisions without the written consent of the holders materially adversely affected thereby. In any of such events, the Committee may take such action sufficiently prior to such event if necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is available to stockholders generally.

3.3.2.    Acceleration of Options upon Change in Control.    Unless prior to a Change in Control Event the Committee determines that, upon its occurrence, benefits under any or all Options will not accelerate or determines that only certain or limited benefits under any or all Options will be accelerated and the extent to which they will be accelerated, and/or establishes a different time in respect of such Change in Control Event for such acceleration, then upon the occurrence of a Change in Control Event, each Option will become immediately vested and exercisable. However, in the case of a transaction intended to be accounted for as a pooling of interests transaction, the Committee shall have no discretion with respect to the foregoing acceleration of Options. The Committee may override the limitations on acceleration in this Section 3.3.2 by express provision in the Option Agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Option Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Options will comply with applicable legal requirements.

3.3.3.    Possible Early Termination of Accelerated Options.    If any Option to acquire Common Stock under this Plan has been fully accelerated as required or permitted by Section 3.3.2 but is not exercised prior to (i) a dissolution of the Corporation, or (ii) an event described in Section 3.3.1 that the Corporation does not survive, or (iii) the consummation of an event described in Section 3.3.1 involving a Change in Control Event approved by the Board, such Option will terminate, subject to any provision that has been expressly made by the Committee through a plan of reorganization approved by the Board or otherwise for the survival, substitution, assumption, exchange or other settlement of such Option.

3.3.4.    Golden Parachute Limitations.    Unless otherwise specified in an Option Agreement, no Award will be accelerated under this Plan to an extent or in a manner that would not be fully deductible by the Company for federal income tax purposes because of Section 280G of the Code, nor will any payment hereunder be accelerated if any portion of such accelerated payment would not be deductible by the Company because of Section 280G of the Code. If a holder would be entitled to benefits or payments hereunder and under any other plan or program that would constitute “parachute payments” as defined in Section 280G of the Code, then the holder may by written notice to the Company designate the order in which such parachute payments will be reduced or modified so that the Company is not defined federal income tax deductions for any “parachute payments” because of Section 280G of the Code.

3.4.    Compliance with Laws.

3.4.1.    General.    This Plan, the granting and vesting of Options under this Plan and the offer, issuance and delivery of Shares for other securities and/or the payment of money under this Plan or under Options granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan will be subject to such restrictions, and to any restrictions the Committee may require to preserve a pooling of interests under generally accepted accounting principles, and the person acquiring such securities will, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to ensure compliance with all applicable legal requirements.

3.4.2.    Compliance with Securities Laws.    No Participant shall sell, pledge or otherwise transfer Shares acquired pursuant to an Option or any interest in such Shares except in accordance with the express terms of this Plan and the applicable Option Agreement. Any attempted transfer in violation of this Section 3.4 shall be void and of no effect. Without in any way limiting the provisions set forth above, no Participant shall make any disposition of all or any portion of Shares acquired pursuant to an Option, except in compliance with all applicable federal and state securities laws and unless and until:

(a) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(b) such disposition is made in accordance with Rule 144 under the Securities Act; or

(c) such Participant notifies the Corporation of the proposed disposition and furnishes the Corporation with a statement of the circumstances surrounding the proposed disposition, and, if requested by the

Corporation, such Participant furnishes the Corporation with an opinion of counsel acceptable to the Corporation’s counsel, that such disposition will not require registration under the Securities Act and will be in compliance with all applicable state securities laws.

Notwithstanding anything else herein to the contrary, the Company has no obligation to register the Common Stock or file any registration statement under either federal or state securities laws.

3.5.    Tax Withholding.

3.5.1.    Tax Withholding.    Upon any exercise, vesting, or payment of any Option or upon the disposition of Shares acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such Option event or payment, or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of Shares under this Plan, the Committee may in its sole discretion (subject to Section 3.4) grant (either at the time of the Option or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of Shares to be delivered by (or otherwise reacquire) the appropriate number of Shares valued at their then Fair Market Value, to satisfy such withholding obligation.

3.5.2.    Tax Loans.    If so provided in the Option Agreement or otherwise authorized by the Committee, the Corporation may, to the extent permitted by law, authorize a loan to an Eligible Person in the amount of any taxes that the Company may be required to withhold with respect to Shares received (or disposed of, as the case may be) pursuant to a transaction described in Section 3.5.1. Such a loan will be for a term, at a rate of interest and pursuant to such other terms and conditions as the Corporation, under applicable law, may establish and such loan need not comply with the provisions of Section 2.2.3.

3.6.    Plan Amendment, Termination and Suspension.

3.6.1.    Board Authorization.    The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Options may be granted during any suspension of this Plan or after termination of this Plan, but the Committee will retain jurisdiction as to Options then outstanding in accordance with the terms of this Plan.

3.6.2.    Stockholder Approval.    To the extent then required under Sections 422 and 424 of the Code or any other applicable law, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.

3.6.3.    Amendments to Options.    Without limiting any other express authority of the Committee under but subject to the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Options to Eligible Persons that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Options that do not affect in any manner materially adverse to the Participant, the Participant’s rights and benefits under an Option.

Notwithstanding the foregoing provisions of this Section 3.6.3 or Section 3.6.4, if the accounting treatment under generally accepted accounting principles of any Options granted hereunder would be materially more adverse to the Company with respect to its ability to raise additional capital than anticipated at the time of approval of this Plan or the Options because of a change in those principles or the interpretation or application thereof, the Committee may, in the exercise of its discretion and without the consent of the Participant, amend the terms of such Options to the extent the Committee deems necessary to eliminate such effect.

3.6.4.    Limitations on Amendments to Plan and Options.    No amendment, suspension or termination of this Plan or change of or affecting any outstanding Option will, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Option granted under this Plan prior to the effective date of such change. Changes contemplated by Section 3.3 will not be deemed to constitute changes or amendments for purposes of this Section 3.6.

3.7.    Privileges of Stock Ownership.    Except as otherwise expressly authorized by the Committee or this Plan, a Participant will not be entitled to any privilege of stock ownership as to any Shares not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

3.8.    Effective Date of the Plan.    This Plan is effective upon its approval by the Board (the “Effective Date”), subject to approval by the stockholders of the Corporation within twelve months after the date of such Board approval.

3.9.    Term of the Plan.    Unless earlier terminated by the Board, this Plan will terminate at the close of business on the day before the tenth anniversary of the Effective Date (the “Termination Date”) and no Options may be granted under this Plan after that date. Unless otherwise expressly provided in this Plan or in an applicable Option Agreement, any Option granted prior to the termination date may extend beyond such date, and all authority of the Committee with respect to Options hereunder, including the authority to amend an Option, will continue during any suspension of this Plan and in respect of Options outstanding on the termination date.

3.10.    Governing Law/Severability.

3.10.1.    Choice of Law.    This Plan, the Options, all documents evidencing Options and all other related documents will be governed by, and construed in accordance with, the laws of the State of Delaware.

3.10.2.    Severability.    If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan will continue in effect.

3.11.    Captions.    Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings will not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

3.12.    Effect of Change of Subsidiary Status.    For purposes of this Plan and any Option hereunder, if an entity ceases to be a Subsidiary, a termination of employment and service will be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company.

3.13.    Non-Exclusivity of Plan.    Nothing in this Plan will limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

4.    Definitions.

“Award Date” means the date upon which the Committee took the action granting an Option or such later date as the Committee designates as the Award Date at the time of the Option.

“Beneficiary” means the person, persons, trust or trusts designated by a Participant, or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Option

Agreement and under this Plan if the Participant dies, and means the Participant’s executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

“Board” means the Board of Directors of the Corporation.

“Change in Control Event” means any of the following:

(a) Approval by the stockholders of the Corporation of the dissolution or liquidation of the Corporation;

(b) Approval by the stockholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not Subsidiaries or other affiliates, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned, directly or indirectly, by stockholders of the Corporation immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Corporation’s securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization), but including in such determination any securities of the other parties to such reorganization held by affiliates of the Corporation);

(c) Approval by the stockholders of the Corporation of the sale of substantially all of the Corporation’s business and/or assets to a person or entity that is not a Subsidiary or other affiliate;

(d) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder), other than a person that is a stockholder of the Corporation on the Effective Date, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation’s then outstanding securities entitled to then vote generally in the election of directors of the Corporation; or

(e) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation’s stockholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved).

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Commission” means the Securities and Exchange Commission.

“Committee” means the Board or any one or more committees of director(s) appointed by the Board to administer this Plan with respect to the Options within the scope of authority delegated by the Board.

“Common Stock” means the Common Stock, par value $.001 per share, of the Corporation and such other securities or property as may become the subject of Options, or become subject to Options, pursuant to an adjustment made under Section 3.3 of this Plan.

“Company” means The TriZetto Group, Inc., a Delaware corporation, and its Subsidiaries.

“Corporation” means The TriZetto Group, Inc., a Delaware corporation, and its successors.

“Eligible Employee” means an officer (whether or not a director) or employee of the Company.

“Eligible Person” means an Eligible Employee, or any Other Eligible Person, as determined by the Committee.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” on any date means (a) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (b) if the stock is not listed or admitted to trade on a national securities exchange, the last/closing price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. (“NASD”) through the Nasdaq National Market or a similar organization if the NASD is no longer reporting such information; (c) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the Nasdaq National Market, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or (d) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the Nasdaq National Market and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan. Any determination as to fair market value made pursuant to this Plan shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse, and shall be conclusive and binding on all persons.

“Incentive Stock Option” means an Option that is designated and intended as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of stockholder approval of this Plan, if the award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

“Non-Employee Director” means a member of the Board who is not an officer or employee of the Company.

“Nonqualified Stock Option” means an Option that is designated as a Nonqualified Stock Option and will include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option will be deemed to be designated as a nonqualified stock option under this Plan and not an incentive stock option under the Code.

“Option” means an option to purchase Common Stock granted under this Plan. The Committee will designate any Option granted to an Eligible Person as a Nonqualified Stock Option or an Incentive Stock Option.

“Option Agreement” means any writing setting forth the terms of an Option that has been authorized by the Committee.

“Other Eligible Person” means (a) any individual consultant or advisor or agent who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction) to the Company, and who (to the extent provided in the next sentence) is selected to participate in this Plan by the Committee; or (b) any director of the Corporation. A person who is neither an employee, officer nor director who provides bona fide services to the Company may be selected as an Other Eligible Person only if such person’s participation in this Plan would not adversely affect (a) the Corporation’s eligibility to use Form S-8 to register under the Securities Act of 1933, as amended, the offering of shares issuable under this Plan by the Company or (b) the Corporation’s compliance with any other applicable laws.

“Participant” means an Eligible Person who has been granted an Option under this Plan.

“Personal Representative” means the person or persons who, upon the disability or incompetence of a Participant, has acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan by virtue of having become the legal representative of the Participant.

“Plan” means The TriZetto Group, Inc. 1998 Stock Option Plan, as it may hereafter be amended from time to time.

“QDRO” means a qualified domestic relations order as defined in Section 414(p) of the Code or Title I, Section 206(d)(3) of ERISA (to the same extent as if this Plan were subject thereto), or the applicable rules thereunder.

“Retirement” means retirement with the consent of the Company, or from active service as an employee or officer of the Company on or after attaining (a) age 55 with ten or more years of service, or (b) age 65.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Share” shall mean a share of Common Stock.

“Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

“Total Disability” means a “total and permanent disability” within the meaning of Section 22(e)(3) of the Code and, with respect to Options other than Incentive Stock Options, such other disabilities, infirmities, afflictions, or conditions as the Committee may include.

APPENDIX B

THE TRIZETTO GROUP, INC.

AMENDED AND RESTATED

EMPLOYEE STOCK PURCHASE PLAN

ARTICLE I

PURPOSE OF THE PLAN

1.1    Purpose.    The purpose of the Employee Stock Purchase Plan is to promote the success of The TriZetto Group, Inc. and the interests of its stockholders by attracting, motivating and retaining employees by providing a program through which employees of the Company, and of such of the Company’s subsidiaries as the Company’s Board of Directors (the “Board”) may from time to time designate (each a “Designated Subsidiary” and, collectively, “Designated Subsidiaries”), may acquire a proprietary interest in the Company through the purchase of shares of the common stock of the Company (“Company Stock”). The Plan is hereby established by the Company to permit employees to subscribe for and purchase directly from the Company shares of the Company Stock at a discount from the market price, and to pay the purchase price in installments by payroll deductions. The Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”). The provisions of the Plan are to be construed in a matter consistent with the requirements of Section 423 of the Code. The Plan is not intended to be an employee benefit plan under the Employee Retirement Income Security Act of 1974, and therefore is not required to comply with that Act.

ARTICLE II

DEFINITIONS

2.1    Compensation.    “Compensation” means the amount indicated on the Form W-2, including any elective deferrals with respect to a plan of the Company qualified under either Section 125 or Section 401(a) of the Code, issued to an employee by the Company.

2.2    Employee.    “Employee” means each person currently employed by the Company or any of its Designated Subsidiaries, any portion of whose income is subject to withholding of income tax or for whom Social Security retirement contributions are made by the Company or any Designated Subsidiary.

2.3    Effective Date.    “Effective Date” means the effective date of the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the “SEC”) in connection with the Company’s initial public offering.

2.4    5% Owner.    “5% Owner” means an Employee who, immediately after the grant of any rights under the Plan, would own Company Stock or hold outstanding options to purchase Company Stock possessing 5% or more of the total combined voting power of all classes of stock of the Company. For purposes of this Section 2.4, the ownership attribution rules of Section 424(d) of the Code shall apply and stock which the Employee may purchase under outstanding options shall be treated as stock owned by the Employee.

2.5    Grant Date.    “Grant Date” means the first day of each Offering Period (January 1 and July 1) under the Plan.

2.6    Participant.    “Participant” means an Employee who has satisfied the eligibility requirements of Section 3.1 and has become a participant in the Plan in accordance with Section 3.2.

2.7    Plan Year.    “Plan Year” means the twelve consecutive month period ending on December 31.

2.8    Offering Period.    “Offering Period” means the six-month periods from January 1 through June 30 and July 1 through December 31 of each Plan Year.

2.9    Purchase Date.    “Purchase Date” means the last day of each Offering Period (June 30 or December 31).

ARTICLE III

ELIGIBILITY AND PARTICIPATION

3.1    Eligibility.    Each Employee of the Company, or any Designated Subsidiary, who, on the Grant Date, is customarily engaged on a regularly-scheduled basis of more than 20 hours per week for more than five months per calendar year and who has been employed for at least 90 days in the rendition of personal services to the Company, or any Designated Subsidiary, may become a Participant in the Plan on the Grant Date coincident with or next following his satisfaction of such requirements of employment with the Company or any Designated Subsidiary.

3.2    Participation.    An Employee who has satisfied the eligibility requirements of Section 3.1 may become a Participant in the Plan upon his completion and delivery to the Director of Employee Benefits of the Company of a Subscription Agreement provided by the Company (the “Subscription Agreement”) authorizing payroll deductions. Payroll deductions for a Participant shall commence on the Grant Date coincident with or next following the filing of the Participant’s Subscription Agreement and shall remain in effect until revoked by the Participant by the filing of a notice of withdrawal from the Plan under Article VIII or by the filing of a new Subscription Agreement providing for a change in the Participant’s payroll deduction rate under Section 5.2.

3.3    Special Rules.    Under no circumstances shall:

(a) A 5% Owner be granted a right to purchase Company Stock under the Plan;

(b) A Participant be entitled to purchase Company Stock under the Plan which, when aggregated with all other employee stock purchase plans of the Company, exceed an amount equal to the Aggregate Maximum. “Aggregate Maximum” means an amount equal to $25,000 worth of Company Stock (determined using the Fair Market Value, as defined in Section 6.3 below, of such Company Stock at each applicable Grant Date) during each Plan Year; or

(c) The number of shares of Company Stock purchasable by a Participant on any Purchase Date exceed 4,000 shares, subject to periodic adjustments under Section 10.4.

ARTICLE IV

OFFERING PERIODS

4.1    Offering Periods.    Offering Periods shall commence on each Grant Date and terminate on the next following Purchase Date. The Board shall have the power to change the Offering Periods without stockholder approval.

ARTICLE V

PAYROLL DEDUCTIONS

5.1    Participant Election.    Upon completion of the Subscription Agreement, each Participant shall designate the amount of payroll deductions to be made from his paycheck to purchase Company Stock under the Plan. The amount of payroll deductions shall be designated in whole percentages of Compensation, not to exceed 15%. The amount so designated upon the Subscription Agreement shall be effective as of the next Grant Date and shall continue until terminated or altered in accordance with Section 5.2 below.

5.2    Changes in Election.    A Participant may terminate participation in the Plan at any time prior to the close of an Offering Period as provided in Article 8. A Participant may decrease or increase the rate of payroll deductions one time during any Offering Period by completing and delivering to the Director of Employee

Benefits of the Company a new Subscription Agreement setting forth the desired change at least 15 days prior to the end of the Offering Period. A Participant may also terminate payroll deductions and have accumulated deductions for the Offering Period applied to the purchase of Company Stock as of the next Purchase Date by completing and delivering to the Director of Employee Benefits a new Subscription Agreement setting forth the desired change. Any change under this Section shall become effective on the next payroll period (to the extent practical under the Company’s payroll practices) following the delivery of the new Subscription Agreement.

5.3    Participant Accounts.    The Company shall establish and maintain a separate account (“Account”) for each Participant. The amount of each Participant’s payroll deductions shall be credited to his or her Account. Other than through payroll deductions, an Employee may not make any other payments into his or her Account. No interest will be paid or allowed on amounts credited to a Participant’s Account. All payroll deductions received by the Company under the Plan are general corporate assets of the Company and may be used by the Company for any corporate purpose. The Company is not obligated to segregate such payroll deductions.

ARTICLE VI

GRANT OF PURCHASE RIGHTS

6.1    Right to Purchase Shares.    On each Grant Date, each Participant shall be granted a right to purchase at the price determined under Section 6.2 that number of whole shares of Company Stock that can be purchased with the amounts held in his Account, subject to the limits set forth in Section 3.3(c). If there are amounts held in a Participant’s Account that are not used to purchase Company Stock, such amounts shall remain in the Participant’s Account and shall be eligible to purchase Company Stock in any subsequent Offering Period.

6.2    Purchase Price.    The purchase price for any Offering Period shall be the lesser of:

(a) 85% of the Fair Market Value of Company Stock on the Grant Date; or

(b) 85% of the Fair Market Value of Company Stock on the Purchase Date.

6.3    Fair Market Value.    “Fair Market Value” shall mean the value of one share of Company Stock, determined as follows:

(a) If the Company Stock is listed or admitted to trading on the Nasdaq National Market or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on the Nasdaq National Market or principal stock exchange on which the Company Stock is then listed or admitted to trading, or, if no closing sale price is quoted or no sale takes place on such day, then the Fair Market Value shall be the closing sale price of the Company Stock on the Nasdaq National Market or such exchange on the next preceding day on which a sale occurred.

(b) If the Company Stock is not listed or admitted to trading on the Nasdaq National Market or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Company Stock in the over-the-counter market on the date of valuation. If no sales take place on such day, then the Fair Market Value shall be the average of the closing bid and asked prices on the next preceding day on which sales occurred.

(c) If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Board or any committee appointed by the Board in good faith using any reasonable method of valuation, which determination shall be conclusive and binding on all interested parties.

ARTICLE VII

PURCHASE OF STOCK

7.1    Purchase of Company Stock.    Absent an election by the Participant to terminate and have the amounts held in his or her Account returned, on each Purchase Date the Plan shall purchase on behalf of each Participant the maximum number of whole shares of Company Stock at the purchase price determined under Section 6.2 above as can be purchased with the amounts held in each Participant’s Account. In the event that there are amounts held in a Participant’s Account that are not used to purchase Company Stock, all such amounts shall be held in the Participant’s Account and carried forward to the next Offering Period.

7.2    Delivery of Company Stock.

(a) Company Stock acquired under the Plan may either be issued directly to Participants or may be issued to a contract administrator (“Administrator”) engaged by the Company to administer the Plan under Article IX. If the Company Stock is issued in the name of the Administrator, all Company Stock so issued (“Plan Held Stock”) shall be held in the name of the Administrator for the benefit of the Plan. The Administrator shall maintain accounts for the benefit of the Participants which shall reflect each Participant’s interest in the Plan Held Stock. Such accounts shall reflect the number of shares of Company Stock that are being held by the Administrator for the benefit of each Participant.

(b) Any Participant may elect to have the Company Stock purchased under the Plan from his or her Account be issued directly to him or her. Any election under this paragraph shall be on the forms provided by the Company and shall be issued in accordance with paragraph (c) below.

(c) In the event that Company Stock under the Plan is issued directly to a Participant, the Company will deliver to each Participant a stock certificate or certificates issued in his name for the number of shares of Company Stock purchased as soon as practicable after the Purchase Date. Where Company Stock is issued under this paragraph, only full shares of stock will be issued to a Participant. The time of issuance and delivery of shares may be postponed for such period as may be necessary to comply with the registration requirements under the Securities Act of 1933, as amended, the listing requirements of any securities exchange on which the Company Stock may then be listed, or the requirements under other laws or regulations applicable to the issuance or sale of such shares.

ARTICLE VIII

WITHDRAWAL

8.1    In Service Withdrawals.    Any Participant may withdraw the amounts held in his or her Account by executing and delivering to the Director of Employee Benefits for the Company written notice of withdrawal on the form provided by the Company. Such written notice must be received on or before June 1 or December 1 of the responding Offering Period to be effective for that current Offering Period. In such a case, the entire balance of the Participant’s Account shall be paid to the Participant, without interest, as soon as is practicable. Upon such notification, the Participant shall cease to participate in the Plan for the remainder of the Offering Period in which the notice is given. Any Employee who has withdrawn under this Section shall be excluded from participation in the Plan for the remainder of the Offering Period in which the notice is given and for the immediately following Offering Period, but may then re-enroll as a Participant for a subsequent Offering Period by executing and delivering a new Subscription Agreement to the Director of Employee Benefits of the Company.

8.2    Termination of Employment.

(a) In the event that a Participant’s employment with the Company terminates for any reason, the Participant shall cease to participate in the Plan on the date of termination. As soon as is practical following the date of termination, the entire balance of the Participant’s Account shall be paid to the Participant or his beneficiary, without interest.

(b) A Participant may file a written designation of a beneficiary who is to receive any shares of Company Stock purchased under the Plan or any cash from the Participant’s Account in the event of Participant’s death subsequent to a Purchase Date, but prior to delivery of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s Account under the Plan in the event of Participant’s death prior to a Purchase Date under paragraph (a) above.

(c) Any beneficiary designation under paragraph (b) above may be changed by the Participant at any time by written notice. In the event of the death of a Participant, the Committee may rely upon the most recent beneficiary designation it has on file as being the appropriate beneficiary. In the event of the death of a Participant where no valid beneficiary designation exists or the beneficiary has predeceased the Participant, the Committee shall deliver any cash or shares of Company Stock to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed to the knowledge of the Committee, the Committee, in its sole discretion, may deliver such shares of Company Stock or cash to the spouse or any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Committee, then to such other person as the Committee may designate.

ARTICLE IX

PLAN ADMINISTRATION

9.1    Plan Administration.

(a) Authority to control and manage the operation and administration of the Plan shall be vested in the Board or a committee (“Committee”) thereof. As used herein, the term “Administrator” means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee. The Administrator shall have all powers necessary to supervise the administration of the Plan and control its operations.

(b) In addition to any powers and authority conferred upon the Administrator elsewhere in the Plan or by law, the Administrator shall have the following powers and authority:

(i)    To designate agents to carry out responsibilities relating to the Plan;

(ii)    To administer, interpret, construe and apply this Plan and to answer all questions which may arise or which may be raised under this Plan by a Participant, his beneficiary or any other person whatsoever;

(iii)    To establish rules and procedures from time to time for the conduct of its business and for the administration and effectuation of its responsibilities under the Plan; and

(iv)    To perform or cause to be performed such further acts as it may deem to be necessary, appropriate, or convenient for the operation of the Plan.

(c) Any action taken in good faith by the Board or Committee in the exercise of authority conferred upon it by this Plan shall be conclusive and binding upon a Participant and his beneficiaries. All discretionary powers conferred upon the Board or Committee shall be absolute.

9.2    Limitation on Liability.    No Employee of the Company nor member of the Board or Committee shall be subject to any liability with respect to his duties under the Plan unless the person acts fraudulently or in bad faith. To the extent permitted by law, the Company shall indemnify each member of the Board or Committee, and any other Employee of the Company with duties under the Plan who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative, or investigative, by reason of the person’s conduct in the performance of his duties under the Plan.

ARTICLE X

COMPANY STOCK

10.1    Limitations on Purchase of Shares.    The maximum number of shares of Company Stock that shall be made available for sale under the Plan shall be 1,100,000 shares, subject to adjustment under Section 10.4 below. The shares of Company Stock to be sold to Participants under the Plan will be issued by the Company. If the total number of shares of Company Stock that would otherwise be issuable pursuant to rights granted pursuant to Section 6.1 of the Plan at the Purchase Date exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available in as uniform and equitable manner as is practicable. In such event, the Company shall give written notice of such reduction of the number of shares to each Participant affected thereby and any unused payroll deductions shall be returned to such Participant if necessary.

10.2    Voting Company Stock.    The Participant will have no interest or voting right in shares to be purchased under Section 6.1 of the Plan until such shares have been purchased.

10.3    Registration of Company Stock.    Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant unless designated otherwise by the Participant.

10.4    Changes in Capitalization of the Company.    Subject to any required action by the stockholders of the Company, the number of shares of Company Stock covered by each right under the Plan which has not yet been exercised and the number of shares of Company Stock which have been authorized for issuance under the Plan but have not yet been placed under rights or which have been returned to the Plan upon the cancellation of a right, as well as the Purchase Price per share of Company Stock covered by each right under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Company Stock resulting from a stock split, stock dividend, spin-off, reorganization, recapitalization, merger, consolidation, exchange of shares or the like. Such adjustment shall be made by the Board of Directors for the Company, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Company Stock subject to any right granted hereunder.

10.5    Merger of Company.    In the event that the Company at any time proposes to merge into, consolidate with or enter into any other reorganization pursuant to which the Company is not the surviving entity (including the sale of substantially all of its assets or a “reverse” merger in which the Company is the surviving entity), the Plan shall terminate, unless provision is made in writing in connection with such transaction for the continuance of the Plan and for the assumption of rights theretofore granted, or the substitution for such rights of new rights covering the shares of a successor corporation, with appropriate adjustments as to number and kind of shares and prices, in which event the Plan and the rights theretofore granted or the new rights substituted therefor, shall continue in the manner and under the terms so provided. If such provision is not made in such transaction for the continuance of the Plan and the assumption of rights theretofore granted or the substitution for such rights of new rights covering the shares of a successor corporation, then the Board of Directors or its committee shall cause written notice of the proposed transaction to be given to the persons holding rights not less than 10 days prior to the anticipated effective date of the proposed transaction, and, concurrent with the effective date of the proposed transaction, such rights shall be exercised automatically in accordance with Section 7.1 as if such effective date were a Purchase Date of the applicable Offering Period unless a Participant withdraws from the Plan as provided in Section 8.1.

ARTICLE XI

MISCELLANEOUS MATTERS

11.1    Amendment and Termination.    The Plan shall terminate on the ten year anniversary of the Effective Date. Since future conditions affecting the Company cannot be anticipated or foreseen, the Company reserves the right to amend, modify, or terminate the Plan at any time. Upon termination of the Plan, all benefits shall become payable immediately. Notwithstanding the foregoing, no such amendment or termination shall affect rights previously granted, nor may an amendment make any change in any right previously granted which adversely affects the rights of any Participant. In addition, no amendment may be made without prior approval of the stockholders of the Company if such amendment would:

(a) Increase the number of shares of Company Stock that may be issued under the Plan;

(b) Materially modify the requirements as to eligibility for participation in the Plan; or

(c) Materially increase the benefits which accrue to Participants under the Plan.

11.2    Stockholder Approval.    Continuance of the Plan and the effectiveness of any right granted hereunder shall be subject to approval by the stockholders of the Company, within twelve months before or after the date the Plan is adopted by the Board.

11.3    Benefits Not Alienable.    Benefits under the Plan may not be assigned or alienated, whether voluntarily or involuntarily. Any attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Article VIII.

11.4    Transferability.    Neither payroll deductions credited to a Participant’s Account, nor any rights with regard to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 8.2 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from the Offering Period in accordance with Article VIII hereof.

11.5    No Enlargement of Employee Rights.    This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Employee or to be consideration for, or an inducement to, or a condition of, the employment of any Employee. Nothing contained in the Plan shall be deemed to give the right to any Employee to be retained in the employ of the Company or to interfere with the right of the Company to discharge any Employee at any time.

11.6    Governing Law.    To the extent not preempted by Federal law, all legal questions pertaining to the Plan shall be determined in accordance with the laws of the State of Delaware.

11.7    Non-business Days.    When any act under the Plan is required to be performed on a day that falls on a Saturday, Sunday or legal holiday, that act shall be performed on the next succeeding day which is not a Saturday, Sunday or legal holiday. Notwithstanding the above, Fair Market Value shall be determined in accordance with Section 6.3.

11.8    Compliance With Securities Laws.    Notwithstanding any provision of the Plan, the Committee shall administer the Plan in such a way to ensure that the Plan at all times complies with any requirements of Federal Securities Laws. For example, affiliates may be required to make irrevocable elections in accordance with the rules set forth under Section 16b-3 of the Securities Exchange Act of 1934.

P R O X Y

THE TRIZETTO GROUP, INC.

Proxy Solicited by the Board of Directors

Annual Meeting of Stockholders – May 14, 2003

The undersigned hereby nominates, constitutes and appoints Jeffrey H. Margolis and Michael J. Sunderland, and each of them individually, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all of the stock of THE TRIZETTO GROUP, INC. that the undersigned is entitled to represent and vote at the 2003 Annual Meeting of Stockholders of THE TRIZETTO GROUP, INC. to be held at the Hyatt Newporter, 1107 Jamboree Road, Newport Beach, California, on Wednesday, May 14, 2003, at 2:00 p.m., and at any and all adjournments or postponements thereof, as fully as if the undersigned were present and voting at the meeting, as shown on the reverse side of this proxy.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED “FOR” THE ELECTION OF THE DIRECTORS NAMED ON THE REVERSE SIDE OF THIS PROXY, “FOR” THE AMENDMENT AND RESTATEMENT OF THE 1998 STOCK OPTION PLAN, “FOR” THE AMENDMENT AND RESTATEMENT OF THE EMPLOYEE STOCK PURCHASE PLAN AND “FOR” RATIFICATION OF ERNST & YOUNG LLPAS INDEPENDENT PUBLIC ACCOUNTANTS.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.

IMPORTANT – PLEASE SIGN AND DATE OTHER SIDE AND RETURN PROMPTLY

(Continued and to be signed on reverse side)

Ú  FOLD AND DETACH HERE  Ú

THE BOARD OF DIRECTORS HAS PROPOSED AND RECOMMENDS A VOTE “FOR” ITEMS 1, 2, 3 AND 4.

1.  Election of Directors:

☐	FOR ALL of the nominees listed below	☐	FOR ALL, EXCEPT as indicated to the contrary below	☐	WITHHOLD AUTHORITY to vote for all of the nominees listed below

Nominees: Willard A. Johnson, Jr. and Paul F. LeFort

(Instructions: To withhold authority to vote for any individual nominee, mark the “FOR ALL, EXCEPT” box and write that nominee’s name in the space below.)

Exceptions: _______________________________________________________________________________________

2. Amendment and restatement of TriZetto’s 1998 Stock Option Plan:	4. Ratification of Ernst & Young LLP as independent public accountants:
☐ FOR ☐ AGAINST ☐ ABSTAIN	☐ FOR ☐ AGAINST ☐ ABSTAIN
3. Amendment and restatement of TriZetto’s Employee Stock Purchase Plan:	5. In their discretion, on such other business as may properly come before the meeting or any adjournment thereof.
☐ FOR ☐ AGAINST ☐ ABSTAIN

ADDRESS LABEL THIS SPACE MUST BE LEFT BLANK	Date: _________________________________________________________, 2003

Signature

Signature
Please sign your name exactly as it appears hereon. Executors, administrators, guardians, officers of corporations and others signing in a fiduciary capacity should state their full titles as such.

Ú  Please Detach Here  Ú

You Must Detach This Portion of the Proxy Card

Before Returning it in the Enclosed Envelope